UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09019
Dow Target Variable Fund LLC

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)
Kimberly A. Plante, Secretary
The Dow® Target Variable Fund LLC
P.O. Box 237 Cincinnati, OH 45201

(Name and address of agent for service)
Registrant’s telephone number, including area code: 513-794-6971
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports To Stockholders.

The Dow ® Target Variable Fund LLC Annual Report December 31, 2010

President’s
Message

Dear Investor:

Looking back, 2010 appears to have been a very good year for investors. The Dow Jones Industrial Averagesm finished the year up more than 14 percent. This was after an even better 2009, which saw the Dow Jones Industrial Averagesm increase almost 23 percent. However, even after a two-year bull market and a 40 percent increase in the Dow Jones Industrial Averagesm, equity investors still have not completely recovered from losses sustained in 2008. The lingering aftereffects of that significant downturn, plus some of the regulations that followed, may explain why businesses now hold more cash on their balance sheets than at any other time since World War II. Perhaps that’s why many individuals elected to stay invested in fixed-income funds (where returns have been less volatile), but then missed the equity run-up of the last two years. For many, the recovery in 2010 didn’t feel permanent. However, this may portend good things for 2011.

As the memory of 2008 fades, individual investors may become more comfortable with equity risk and move away from fixed income. This will be especially true if the interest rates rise, further diminishing fixed-income returns. Also, if the business community can be assured that there will be a more stable regulatory environment going forward, they may be willing to invest larger cash balances, which would encourage job growth and further stimulate the economy. This influx of capital into the equity markets and economic expansion should continue to drive equities higher. Major potential roadblocks to this scenario are political risk (as evidenced by recent events in Egypt) and a lack of job creation. It is doubtful that equity market returns can stay above average for very long with unemployment around 10 percent. A jobless recovery simply does not have “legs.”

The Dow® Target Variable Fund

The Dow® Target Variable Fund Portfolios follow the same strategy: buying the five or ten stocks in the Dow Jones Industrial Averagesm with the highest dividend yield, or lowest share prices, and then holding those stocks for a year. This strategy is best described as a simple quantitative approach to value investing and traces its roots to the late 1970s. While performance in 2010 was better, with all four of the Dow® Target 10 Portfolios and one of the Dow® Target 5 Portfolios outperforming the Dow Jones Industrial Averagesm, the long term track record has been poor. Over the past three, five, and ten year periods, all of the Dow® Target Portfolios have underperformed the Dow Jones Industrial Averagesm. In addition, all of the Portfolios have continued to underperform in 2011.

The outlook for the near term future remains unclear. Proponents of Dow investing theory note that these are some of the largest companies in the world with stable and mature businesses. The reason for their high dividend yield is that these company’s stocks are priced too low, not that the dividend rate is too high. In the past, companies were extremely hesitant to cut their dividend rate. We saw in 2009 and 2010 that this is no longer the case.

Looking Ahead

I expect that 2011 will be more about fundamental stock-picking and analysis than macro economic decisions and continued expansion. The economy is on firmer footing now than it has been in some time, although we are not completely out of the woods (and won’t be until the unemployment picture improves). However, I think that greater stability in the economy and less volatility in the equity markets should provide the footing for positive equity returns in 2011.

Sincerely,

Christopher A. Carlson
President

Managers and Officers of The Dow® Target Variable Fund LLC

John J. Palmer, Manager
James E. Bushman, Manager
George M. Vredeveld, Manager
John I. Von Lehman, Manager

Christopher A. Carlson, President
Thomas A. Barefield, Vice President
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Secretary
Katherine L. Carter, Assistant Secretary

The Statement of Additional Information (“SAI”) of The Dow® Target Variable Fund LLC (the “Fund”) includes additional information about the Fund’s Board of Managers (the “Board”) and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 toll-free and is also available on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of The Dow® Target Variable Fund LLC. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

The Dow® Target Variable Fund LLC
Dow® Target 10 — First Quarter Portfolio

 Objective/Strategy

The Dow® Target 10 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	18.36%
Five years	2.19%
Ten years	1.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests is obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2010, the Dow® Target 10 — First Quarter Portfolio returned 18.36% versus 14.06% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

U.S. equities backed up their stellar 2009 with another strong year in 2010 as corporate America posted solid earnings growth and economic data pointed toward improving conditions. When taking a step back, however, the year was not without its share of uncertainty. The best way to review the year is to divide it into three distinct segments.

Stocks got off to a sluggish start in January before moving higher amid strong earnings results and prospects of an improving economy. As first quarter earnings season progressed, it became apparent that corporate America was benefiting not only from strict cost controls (resulting in strong margins), but also improving top line results. The March jobs report, which showed the largest monthly job gains in three years, further boosted equities. Through the end of April, the S&P 500 Index gained 7.0% while the small cap Russell 2000 Index rose 15.0%.

The balance of the second quarter saw a reversal that sent the major stock market averages into negative territory for the year. Fear of contagion in Europe spooked global markets, as Greece required a bailout and questions about the long-term viability of the Euro forced investors to take money (and risk) off the table. Greece was not the only trouble spot, as Portugal, Ireland, and Spain (the quartet somewhat derisively known as “the PIGS”) were also brought in to the picture. In fact, Ireland would require a bailout of its own in the fourth quarter. Stateside, continued sluggishness on the employment front following the March jobs report, along with stalled retail sales growth and major health care and financial legislation, held back share prices. From April 30 to June 30, the S&P 500 Index lost 12.8% while the Russell 2000 Index shed 14.7%.

The remainder of the year saw stocks rally and small caps outperformed large caps by a healthy margin. The Russell 2000 Index gained 29.3% over the balance of the year. Large caps also performed well, returning 23.2% as measured by the S&P 500 Index. The rally into year end was fed by several factors. Sovereign debt fears in Europe, while still very much a concern, subsided as investors determined likely outcomes were already factored into economic growth forecasts and equity prices. The passage of health care and financial reforms, although largely viewed as detrimental to industry profits, removed two lingering unknowns; allowing investors to more accurately gauge long-term impacts. A Republican takeover of the House of Representatives and substantial gains in the Senate during the November mid-term elections brought prospects of a more business friendly Washington. Finally, the Federal Reserve’s “QE2” asset purchases and a temporary extension of the Bush era tax cuts provided investors more reason to add risk back to their portfolios and equities were bid higher.

The end result was a very solid year for equities which saw the major market averages take back the levels last seen prior to the collapse of Lehman Brothers in the fall of 2008. While many remained skeptical, economic data continued to point toward improving conditions throughout the year. Economically sensitive sectors such as Consumer Discretionary and Industrials led the rally, while the more defensive Utilities and Health Care sectors lagged. Growth stocks outperformed value for the year as investors favored higher growth names, although value outperformed growth at the end of the year.

The top Portfolio performers for the year were as follows: E.I. Du Pont de Nemours & Co., up 53.0%, McDonald’s Corp., up 26.6%, Home Depot, Inc., up 24.5%, Verizon Communications, Inc., up 23.1%, and Chevron Corp., up 22.2%.(1)

The Portfolio outperformed the DJIAsm in 2010. The Portfolio held two of the top three performing stocks in the DJIAsm over the year; E.I. Du Pont de Nemours & Co. and McDonald’s Corp. Caterpillar, Inc. was also among the top three, but it did not qualify for the Portfolio. An overweight position in Materials boosted Portfolio performance against the benchmark, as E.I. Du Pont de Nemours & Co. was the second best performing stock in the benchmark index for the year. Consumer exposure, gained through holdings Kraft Foods, Inc., McDonald’s Corp. and Home Depot, Inc., boosted Portfolio performance. An underweight in Information Technology also added to relative performance as the sector trailed the benchmark. The lack of Industrials exposure was a drag on relative performance, however, as the sector was a top performer in the benchmark.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

The Dow® Target Variable Fund LLC
Dow® Target 10 — First Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

	Dowﬁ Target
	10 -
	First Quarter	Dow Jones
	Portfolio	Industrial AverageSM
12/31/2000	10000	10000
06/30/2001	10300	9815
12/31/2001	9650	9456
06/30/2002	9450	8803
12/31/2002	8617	8037
06/30/2003	9081	8761
12/31/2003	10786	10310
06/30/2004	10439	10393
12/31/2004	11132	10857
06/30/2005	10536	10461
12/31/2005	10439	11044
06/30/2006	11554	11621
12/31/2006	13452	13148
06/30/2007	14570	14299
12/31/2007	13533	14316
06/30/2008	10645	12401
12/31/2008	8467	9745
06/30/2009	7908	9549
12/31/2009	9830	11955
06/30/2010	9410	11358
12/31/2010	11635	13637

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2010 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	98.7
Money Market Funds Less Net Liabilities	1.3

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Consumer Discretionary	21.1
Telecommunication Services	19.0
Health Care	16.7
Materials	12.8
Energy	10.2
Consumer Staples	10.0
Information Technology	8.9

98.7

Schedule of Investments	December 31, 2010

Common Stocks – 98.7%	Shares	Value

CONSUMER DISCRETIONARY – 21.1%
McDonald’s Corp. (Hotels, Restaurants & Leisure)	3,318	$254,690
Home Depot, Inc. (Specialty Retail)	7,162	251,100

		505,790

CONSUMER STAPLES – 10.0%
Kraft Foods, Inc. Class A (Food Products)	7,589	239,129

ENERGY – 10.2%
Chevron Corp. (Oil, Gas & Consumable Fuels)	2,688	245,280

HEALTH CARE – 16.7%
Merck & Co., Inc. (Pharmaceuticals)	5,631	202,941
Pfizer, Inc. (Pharmaceuticals)	11,278	197,478

		400,419

INFORMATION TECHNOLOGY – 8.9%
Intel Corp. (Semiconductors & Equip.)	10,133	213,097

MATERIALS – 12.8%
E.I. Du Pont de Nemours & Co. (Chemicals)	6,128	305,665

TELECOMMUNICATION SERVICES – 19.0%
AT&T, Inc. (Diversified Telecom. Svs.)	7,367	216,442
Verizon Communications, Inc. (Diversified Telecom. Svs.)	6,682	239,082

		455,524

Total Common Stocks (Cost $2,147,470)		$2,364,904

Money Market Funds – 1.3%	Shares	Value

Fidelity Institutional Money Market Funds	31,000	$31,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $31,000)		$31,000

Total Investments – 100.0% (Cost $2,178,470) (a)		$2,395,904
Liabilities in Excess of Other Assets – (0.0)%		(41)

Net Assets – 100.0%		$2,395,863

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow® Target 10 — Second Quarter Portfolio

 Objective/Strategy

The Dow® Target 10 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	22.36%
Five years	2.63%
Ten years	2.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests is obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2010, the Dow® Target 10 — Second Quarter Portfolio returned 22.36% versus 14.06% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

U.S. equities backed up their stellar 2009 with another strong year in 2010 as corporate America posted solid earnings growth and economic data pointed toward improving conditions. When taking a step back, however, the year was not without its share of uncertainty. The best way to review the year is to divide it into three distinct segments.

Stocks got off to a sluggish start in January before moving higher amid strong earnings results and prospects of an improving economy. As first quarter earnings season progressed, it became apparent that corporate America was benefiting not only from strict cost controls (resulting in strong margins), but also improving top line results. The March jobs report, which showed the largest monthly job gains in three years, further boosted equities. Through the end of April, the S&P 500 Index gained 7.0% while the small cap Russell 2000 Index rose 15.0%.

The balance of the second quarter saw a reversal that sent the major stock market averages into negative territory for the year. Fear of contagion in Europe spooked global markets, as Greece required a bailout and questions about the long-term viability of the Euro forced investors to take money (and risk) off the table. Greece was not the only trouble spot, as Portugal, Ireland, and Spain (the quartet somewhat derisively known as “the PIGS”) were also brought in to the picture. In fact, Ireland would require a bailout of its own in the fourth quarter. Stateside, continued sluggishness on the employment front following the March jobs report, along with stalled retail sales growth and major health care and financial legislation, held back share prices. From April 30 to June 30, the S&P 500 Index lost 12.8% while the Russell 2000 Index shed 14.7%.

The remainder of the year saw stocks rally and small caps outperformed large caps by a healthy margin. The Russell 2000 Index gained 29.3% over the balance of the year. Large caps also performed well, returning 23.2% as measured by the S&P 500 Index. The rally into year end was fed by several factors. Sovereign debt fears in Europe, while still very much a concern, subsided as investors determined likely outcomes were already factored into economic growth forecasts and equity prices. The passage of health care and financial reforms, although largely viewed as detrimental to industry profits, removed two lingering unknowns; allowing investors to more accurately gauge long-term impacts. A Republican takeover of the House of Representatives and substantial gains in the Senate during the November mid-term elections brought prospects of a more business friendly Washington. Finally, the Federal Reserve’s “QE2” asset purchases and a temporary extension of the Bush era tax cuts provided investors more reason to add risk back to their portfolios and equities were bid higher.

The end result was a very solid year for equities which saw the major market averages take back the levels last seen prior to the collapse of Lehman Brothers in the fall of 2008. While many remained skeptical, economic data continued to point toward improving conditions throughout the year. Economically sensitive sectors such as Consumer Discretionary and Industrials led the rally, while the more defensive Utilities and Health Care sectors lagged. Growth stocks outperformed value for the year as investors favored higher growth names, although value outperformed growth at the end of the year.

The stocks in the Portfolio for the entire year performed as follows: E. I. Du Pont de Nemours & Co., up 53.0%, Verizon Communications, Inc., up 23.1%, Kraft Foods, Inc., up 20.2%, AT&T, Inc., up 10.8%, Merck & Co., Inc., up 2.8%, and Pfizer, Inc., up 0.2%.(1)

American Express Co., The Boeing Co., Caterpillar, Inc., and 3M Co., up 2.7%, 34.9%, 11.0%, 1.7%, respectively, in the first quarter were removed from the Portfolio at the annual rebalancing to start the second quarter. They were replaced by Chevron Corp., Johnson & Johnson, The Coca-Cola Co., and McDonald’s Corp., up 23.2%, down 2.7%, up 22.0%, and up 17.6%, respectively, during the period from the second quarter to the end of the year.(1)

The Portfolio significantly outperformed the DJIAsm in 2010. The top three performing stocks in the DJIAsm in 2010 were Caterpillar, Inc., E.I. Du Pont de Nemours & Co., and McDonald’s Corp., up 67.4%, 53.0%, and 26.6%, respectively. All three qualified for the Portfolio during the year, though only E.I. Du Pont de Nemours & Co. was held the entire year. Caterpillar, Inc. was only held until the annual rebalance in the second quarter, while McDonald’s Corp. was picked up at the annual rebalance and held from the second quarter through the fourth quarter. Stock selection in the Materials (E.I. Du Pont de Nemours & Co.) and Consumer Staples (The Coca-Cola Co. & Kraft Foods, Inc.) sectors was the biggest contributor to relative out-performance during the year. An underweight position combined with stock selection resulted in out-performance in the Energy sector over the year. The absence of Information Technology exposure also contributed to relative performance, as the sector trailed the benchmark over the year. Health Care stocks in the Portfolio were relatively flat during the year and an overweight position in the sector detracted from relative performance.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

The Dow® Target Variable Fund LLC
Dow® Target 10 — Second Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

	Dowﬁ Target
	10 -
	Second Quarter	Dow Jones
	Portfolio	Industrial AverageSM
12/31/2000	10000.00	10000.00
06/30/2001	10382.00	9815.00
12/31/2001	9786.00	9456.00
06/30/2002	9774.00	8803.00
12/31/2002	9139.00	8037.00
06/30/2003	10092.00	8761.00
12/31/2003	11728.00	10310.00
06/30/2004	11254.00	10393.00
12/31/2004	11954.00	10857.00
06/30/2005	11965.00	10461.00
12/31/2005	11642.00	11044.00
06/30/2006	12966.00	11621.00
12/31/2006	15092.00	13148.00
06/30/2007	16634.00	14299.00
12/31/2007	15857.00	14316.00
06/30/2008	11425.00	12401.00
12/31/2008	8511.00	9745.00
06/30/2009	7940.00	9549.00
12/31/2009	10830.00	11955.00
06/30/2010	10682.00	11358.00
12/31/2010	13252.00	13637.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2010 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	98.6
Money Market Funds Less Net Liabilities	1.4

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Health Care	25.8
Telecommunication Services	20.8
Consumer Staples	19.7
Materials	11.6
Energy	10.7
Consumer Discretionary	10.0

98.6

Schedule of Investments	December 31, 2010

Common Stocks – 98.6%	Shares	Value

CONSUMER DISCRETIONARY – 10.0%
McDonald’s Corp. (Hotels, Restaurants & Leisure)	3,448	$264,669

CONSUMER STAPLES – 19.7%
Coca-Cola Co. / The (Beverages)	4,227	278,010
Kraft Foods, Inc. Class A (Food Products)	7,603	239,571

		517,581

ENERGY – 10.7%
Chevron Corp. (Oil, Gas & Consumable Fuels)	3,080	281,050

HEALTH CARE – 25.8%
Johnson & Johnson (Pharmaceuticals)	3,573	220,990
Merck & Co., Inc. (Pharmaceuticals)	6,157	221,898
Pfizer, Inc. (Pharmaceuticals)	13,437	235,282

		678,170

MATERIALS – 11.6%
E.I. Du Pont de Nemours & Co. (Chemicals)	6,138	306,163

TELECOMMUNICATION SERVICES – 20.8%
AT&T, Inc. (Diversified Telecom. Svs.)	8,938	262,598
Verizon Communications, Inc. (Diversified Telecom. Svs.)	7,947	284,344

		546,942

Total Common Stocks (Cost $2,370,454)		$2,594,575

Money Market Funds – 1.4%	Shares	Value

Fidelity Institutional Money Market Funds	37,000	$37,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $37,000)		$37,000

Total Investments – 100.0% (Cost $2,407,454) (a)		$2,631,575
Liabilities in Excess of Other Assets – (0.0)%		(391)

Net Assets – 100.0%		$2,631,184

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow® Target 10 — Third Quarter Portfolio

 Objective/Strategy

The Dow® Target 10 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	21.32%
Five years	1.35%
Ten years	1.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests is obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2010, the Dow® Target 10 — Third Quarter Portfolio returned 21.32% versus 14.06% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

U.S. equities backed up their stellar 2009 with another strong year in 2010 as corporate America posted solid earnings growth and economic data pointed toward improving conditions. When taking a step back, however, the year was not without its share of uncertainty. The best way to review the year is to divide it into three distinct segments.

Stocks got off to a sluggish start in January before moving higher amid strong earnings results and prospects of an improving economy. As first quarter earnings season progressed, it became apparent that corporate America was benefiting not only from strict cost controls (resulting in strong margins), but also improving top line results. The March jobs report, which showed the largest monthly job gains in three years, further boosted equities. Through the end of April, the S&P 500 Index gained 7.0% while the small cap Russell 2000 Index rose 15.0%.

The balance of the second quarter saw a reversal that sent the major stock market averages into negative territory for the year. Fear of contagion in Europe spooked global markets, as Greece required a bailout and questions about the long-term viability of the Euro forced investors to take money (and risk) off the table. Greece was not the only trouble spot, as Portugal, Ireland, and Spain (the quartet somewhat derisively known as “the PIGS”) were also brought in to the picture. In fact, Ireland would require a bailout of its own in the fourth quarter. Stateside, continued sluggishness on the employment front following the March jobs report, along with stalled retail sales growth and major health care and financial legislation, held back share prices. From April 30 to June 30, the S&P 500 Index lost 12.8% while the Russell 2000 Index shed 14.7%.

The remainder of the year saw stocks rally and small caps outperformed large caps by a healthy margin. The Russell 2000 Index gained 29.3% over the balance of the year. Large caps also performed well, returning 23.2% as measured by the S&P 500 Index. The rally into year end was fed by several factors. Sovereign debt fears in Europe, while still very much a concern, subsided as investors determined likely outcomes were already factored into economic growth forecasts and equity prices. The passage of health care and financial reforms, although largely viewed as detrimental to industry profits, removed two lingering unknowns; allowing investors to more accurately gauge long-term impacts. A Republican takeover of the House of Representatives and substantial gains in the Senate during the November mid-term elections brought prospects of a more business friendly Washington. Finally, the Federal Reserve’s “QE2” asset purchases and a temporary extension of the Bush era tax cuts provided investors more reason to add risk back to their portfolios and equities were bid higher.

The end result was a very solid year for equities which saw the major market averages take back the levels last seen prior to the collapse of Lehman Brothers in the fall of 2008. While many remained skeptical, economic data continued to point toward improving conditions throughout the year. Economically sensitive sectors such as Consumer Discretionary and Industrials led the rally, while the more defensive Utilities and Health Care sectors lagged. Growth stocks outperformed value for the year as investors favored higher growth names, although value outperformed growth at the end of the year.

The stocks held the entire year performed as follows: E. I. Du Pont de Nemours & Co., up 53.0%, Verizon Communications, Inc., up 23.1%, Chevron Corp., up 22.2%, Kraft Foods, Inc., up 20.2%, AT&T, Inc., up 10.8%, Merck & Co., Inc., up 2.8%, and Pfizer, Inc. up 0.2%.(1)

The Portfolio significantly outperformed the DJIAsm in 2010. The top three performing stocks in the DJIAsm in 2010 were Caterpillar, Inc., E.I. Du Pont de Nemours & Co., and McDonald’s Corp., up 67.4%, 53.0%, and 26.6%, respectively. All three qualified for the Portfolio during the year, though only E.I. Du Pont de Nemours & Co. was held the entire year. Caterpillar, Inc. was held until the third quarter rebalance and returned 6.9% during the first half of the year. McDonald’s Corp. was added at the third quarter rebalance and returned 18.3% over the remainder of the year. Materials, Industrials, and Consumer Staples all contributed significantly to relative out-performance during the year due to stock selection. The absence of Information Technology exposure also contributed to relative performance, as the sector trailed the benchmark over the year. An overweight position in Health Care, however, detracted from relative portfolio performance as the sector underperformed the benchmark. Consumer Discretionary stocks in the Portfolio also lagged the benchmark.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

The Dow® Target Variable Fund LLC
Dow® Target 10 — Third Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

	Dowﬁ Target
	10 -
	Third Quarter	Dow Jones
	Portfolio	Industrial AverageSM
12/31/2000	10000	10000
06/30/2001	10328	9815
12/31/2001	9663	9456
06/30/2002	9609	8803
12/31/2002	8840	8037
06/30/2003	9480	8761
12/31/2003	10999	10310
06/30/2004	10821	10393
12/31/2004	11367	10857
06/30/2005	10952	10461
12/31/2005	10750	11044
06/30/2006	11805	11621
12/31/2006	13756	13148
06/30/2007	14940	14299
12/31/2007	14516	14316
06/30/2008	11922	12401
12/31/2008	8630	9745
06/30/2009	7595	9549
12/31/2009	9478	11955
06/30/2010	9291	11358
12/31/2010	11498	13637

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2010 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	98.2
Money Market Funds Less Net Liabilities	1.8

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Health Care	26.6
Telecommunication Services	20.5
Consumer Staples	19.5
Materials	11.5
Energy	10.8
Consumer Discretionary	9.3

98.2

Schedule of Investments	December 31, 2010

Common Stocks – 98.2%	Shares	Value

CONSUMER DISCRETIONARY – 9.3%
McDonald’s Corp. (Hotels, Restaurants & Leisure)	2,473	$189,827

CONSUMER STAPLES – 19.5%
Coca-Cola Co. / The (Beverages)	3,266	214,805
Kraft Foods, Inc. Class A (Food Products)	5,780	182,128

		396,933

ENERGY – 10.8%
Chevron Corp. (Oil, Gas & Consumable Fuels)	2,403	219,274

HEALTH CARE – 26.6%
Johnson & Johnson (Pharmaceuticals)	2,774	171,572
Merck & Co., Inc. (Pharmaceuticals)	4,639	167,189
Pfizer, Inc. (Pharmaceuticals)	11,510	201,540

		540,301

MATERIALS – 11.5%
E.I. Du Pont de Nemours & Co. (Chemicals)	4,665	232,690

TELECOMMUNICATION SERVICES – 20.5%
AT&T, Inc. (Diversified Telecom. Svs.)	6,720	197,434
Verizon Communications, Inc. (Diversified Telecom. Svs.)	6,146	219,904

		417,338

Total Common Stocks (Cost $1,859,024)		$1,996,363

Money Market Funds – 1.8%	Shares	Value

Fidelity Institutional Money Market Funds	36,000	$36,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $36,000)		$36,000

Total Investments – 100.0% (Cost $1,895,024) (a)		$2,032,363
Liabilities in Excess of Other Assets – (0.0)%		(735)

Net Assets – 100.0%		$2,031,628

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow® Target 10 — Fourth Quarter Portfolio

 Objective/Strategy

The Dow® Target 10 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	20.71%
Five years	3.53%
Ten years	2.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests is obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2010, the Dow® Target 10 — Fourth Quarter Portfolio returned 20.71% versus 14.06% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

U.S. equities backed up their stellar 2009 with another strong year in 2010 as corporate America posted solid earnings growth and economic data pointed toward improving conditions. When taking a step back, however, the year was not without its share of uncertainty. The best way to review the year is to divide it into three distinct segments.

Stocks got off to a sluggish start in January before moving higher amid strong earnings results and prospects of an improving economy. As first quarter earnings season progressed, it became apparent that corporate America was benefiting not only from strict cost controls (resulting in strong margins), but also improving top line results. The March jobs report, which showed the largest monthly job gains in three years, further boosted equities. Through the end of April, the S&P 500 Index gained 7.0% while the small cap Russell 2000 Index rose 15.0%.

The balance of the second quarter saw a reversal that sent the major stock market averages into negative territory for the year. Fear of contagion in Europe spooked global markets, as Greece required a bailout and questions about the long-term viability of the Euro forced investors to take money (and risk) off the table. Greece was not the only trouble spot, as Portugal, Ireland, and Spain (the quartet somewhat derisively known as “the PIGS”) were also brought in to the picture. In fact, Ireland would require a bailout of its own in the fourth quarter. Stateside, continued sluggishness on the employment front following the March jobs report, along with stalled retail sales growth and major health care and financial legislation, held back share prices. From April 30 to June 30, the S&P 500 Index lost 12.8% while the Russell 2000 Index shed 14.7%.

The remainder of the year saw stocks rally and small caps outperformed large caps by a healthy margin. The Russell 2000 Index gained 29.3% over the balance of the year. Large caps also performed well, returning 23.2% as measured by the S&P 500 Index. The rally into year end was fed by several factors. Sovereign debt fears in Europe, while still very much a concern, subsided as investors determined likely outcomes were already factored into economic growth forecasts and equity prices. The passage of health care and financial reforms, although largely viewed as detrimental to industry profits, removed two lingering unknowns; allowing investors to more accurately gauge long-term impacts. A Republican takeover of the House of Representatives and substantial gains in the Senate during the November mid-term elections brought prospects of a more business friendly Washington. Finally, the Federal Reserve’s “QE2” asset purchases and a temporary extension of the Bush era tax cuts provided investors more reason to add risk back to their portfolios and equities were bid higher.

The end result was a very solid year for equities which saw the major market averages take back the levels last seen prior to the collapse of Lehman Brothers in the fall of 2008. While many remained skeptical, economic data continued to point toward improving conditions throughout the year. Economically sensitive sectors such as Consumer Discretionary and Industrials led the rally, while the more defensive Utilities and Health Care sectors lagged. Growth stocks outperformed value for the year as investors favored higher growth names, although value outperformed growth at the end of the year.

The stocks held the entire year performed as follows: E. I. Du Pont de Nemours & Co., up 53.0%, McDonald’s Corp., up 26.6%, Verizon Communications, Inc., up 23.1%, Chevron Corp., up 22.2%, Kraft Foods, Inc., up 20.2%, AT&T, Inc. up 10.8%, Merck & Co., Inc., up 2.8%, and Pfizer, Inc. up 0.2%.(1)

The Portfolio significantly outperformed the DJIAsm in 2010. The top three performing stocks in the DJIAsm in 2010 were Caterpillar, Inc., E.I. Du Pont de Nemours & Co., and McDonald’s Corp., up 67.4%, 53.0%, and 26.6%, respectively. All three were held in the Portfolio; though Caterpillar, Inc. was removed at the fourth quarter rebalance. Caterpillar, Inc. returned 40.3% while held in the Portfolio from the first quarter through the third quarter. Materials (E.I. Du Pont de Nemours & Co.) added to Portfolio performance due to an overweight position and strong stock selection. An underweight in Information Technology also boosted relative performance as the sector trailed for the year. Health Care was the second largest overweight in the Portfolio. The sector’s relatively flat performance was a drag on relative performance during the year.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

The Dow® Target Variable Fund LLC
Dow® Target 10 — Fourth Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

	Dowﬁ Target
	10 -
	Fourth Quarter	Dow Jones
	Portfolio	Industrial AverageSM
12/31/2000	10000	10000
06/30/2001	10081	9815
12/31/2001	9843	9456
06/30/2002	10105	8803
12/31/2002	9284	8037
06/30/2003	10032	8761
12/31/2003	11491	10310
06/30/2004	11229	10393
12/31/2004	11622	10857
06/30/2005	11066	10461
12/31/2005	11099	11044
06/30/2006	12069	11621
12/31/2006	14141	13148
06/30/2007	15331	14299
12/31/2007	14644	14316
06/30/2008	12150	12401
12/31/2008	9519	9745
06/30/2009	8661	9549
12/31/2009	10937	11955
06/30/2010	10537	11358
12/31/2010	13203	13637

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2010 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	98.4
Money Market Funds Less Net Liabilities	1.6

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Health Care	28.1
Telecommunication Services	19.9
Materials	10.5
Energy	10.5
Information Technology	10.3
Consumer Discretionary	9.6
Consumer Staples	9.5

98.4

Schedule of Investments	December 31, 2010

Common Stocks – 98.4%	Shares	Value

CONSUMER DISCRETIONARY – 9.6%
McDonald’s Corp. (Hotels, Restaurants & Leisure)	3,275	$251,389

CONSUMER STAPLES – 9.5%
Kraft Foods, Inc. Class A (Food Products)	7,906	249,118

ENERGY – 10.5%
Chevron Corp. (Oil, Gas & Consumable Fuels)	3,012	274,845

HEALTH CARE – 28.1%
Johnson & Johnson (Pharmaceuticals)	3,938	243,565
Merck & Co., Inc. (Pharmaceuticals)	6,629	238,909
Pfizer, Inc. (Pharmaceuticals)	14,211	248,835

		731,309

INFORMATION TECHNOLOGY – 10.3%
Intel Corp. (Semiconductors & Equip.)	12,709	267,270

MATERIALS – 10.5%
E.I. Du Pont de Nemours & Co. (Chemicals)	5,469	272,794

TELECOMMUNICATION SERVICES – 19.9%
AT&T, Inc. (Diversified Telecom. Svs.)	8,533	250,700
Verizon Communications, Inc. (Diversified Telecom. Svs.)	7,488	267,921

		518,620

Total Common Stocks (Cost $2,397,550)		$2,565,345

Money Market Funds – 1.6%	Shares	Value

Fidelity Institutional Money Market Funds	41,000	$41,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $41,000)		$41,000

Total Investments – 100.0% (Cost $2,438,550) (a)		$2,606,345
Liabilities in Excess of Other Assets – (0.0)%		(662)

Net Assets – 100.0%		$2,605,683

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow® Target 5 — First Quarter Portfolio

 Objective/Strategy

The Dow® Target 5 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. This Portfolio invests in the five stocks with the lowest price per share of the ten stocks chosen for the Dow® Target 10 — First Quarter Portfolio, as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	12.14%
Five years	0.08%
Ten years	0.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests is obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2010, the Dow® Target 5 — First Quarter Portfolio returned 12.14% versus 14.06% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

U.S. equities backed up their stellar 2009 with another strong year in 2010 as corporate America posted solid earnings growth and economic data pointed toward improving conditions. When taking a step back, however, the year was not without its share of uncertainty. The best way to review the year is to divide it into three distinct segments.

Stocks got off to a sluggish start in January before moving higher amid strong earnings results and prospects of an improving economy. As first quarter earnings season progressed, it became apparent that corporate America was benefiting not only from strict cost controls (resulting in strong margins), but also improving top line results. The March jobs report, which showed the largest monthly job gains in three years, further boosted equities. Through the end of April, the S&P 500 Index gained 7.0% while the small cap Russell 2000 Index rose 15.0%.

The balance of the second quarter saw a reversal that sent the major stock market averages into negative territory for the year. Fear of contagion in Europe spooked global markets, as Greece required a bailout and questions about the long-term viability of the Euro forced investors to take money (and risk) off the table. Greece was not the only trouble spot, as Portugal, Ireland, and Spain (the quartet somewhat derisively known as “the PIGS”) were also brought in to the picture. In fact, Ireland would require a bailout of its own in the fourth quarter. Stateside, continued sluggishness on the employment front following the March jobs report, along with stalled retail sales growth and major health care and financial legislation, held back share prices. From April 30 to June 30, the S&P 500 Index lost 12.8% while the Russell 2000 Index shed 14.7%.

The remainder of the year saw stocks rally and small caps outperformed large caps by a healthy margin. The Russell 2000 Index gained 29.3% over the balance of the year. Large caps also performed well, returning 23.2% as measured by the S&P 500 Index. The rally into year end was fed by several factors. Sovereign debt fears in Europe, while still very much a concern, subsided as investors determined likely outcomes were already factored into economic growth forecasts and equity prices. The passage of health care and financial reforms, although largely viewed as detrimental to industry profits, removed two lingering unknowns; allowing investors to more accurately gauge long-term impacts. A Republican takeover of the House of Representatives and substantial gains in the Senate during the November mid-term elections brought prospects of a more business friendly Washington. Finally, the Federal Reserve’s “QE2” asset purchases and a temporary extension of the Bush era tax cuts provided investors more reason to add risk back to their portfolios and equities were bid higher.

The end result was a very solid year for equities which saw the major market averages take back the levels last seen prior to the collapse of Lehman Brothers in the fall of 2008. While many remained skeptical, economic data continued to point toward improving conditions throughout the year. Economically sensitive sectors such as Consumer Discretionary and Industrials led the rally, while the more defensive Utilities and Health Care sectors lagged. Growth stocks outperformed value for the year as investors favored higher growth names, although value outperformed growth at the end of the year.

The stocks performed as follows: Home Depot, Inc., up 24.5%, Kraft Foods, Inc., up 20.2%, AT&T, Inc., up 10.8%, Intel Corp., up 6.2%, and Pfizer, Inc., up 0.2%.(1)

The Portfolio slightly lagged the DJIAsm in 2010. The top three performing stocks in the DJIAsm in 2010 were Caterpillar, Inc., E.I. Du Pont de Nemours & Co., and McDonald’s Corp., up 67.4%, 53.0%, and 26.6%, respectively. They did not qualify for this Portfolio based on price and dividend yield. The Portfolio benefited from its exposure to consumer-related stocks. Home Depot, Inc. and Kraft Foods, Inc. both posted strong gains over the year. Health Care was a drag on Portfolio performance, however, due to both an overweight position and underperformance. The absence of Industrials exposure also detracted from relative performance.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

The Dow® Target Variable Fund LLC
Dow® Target 5 — First Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

	Dowﬁ Target
	5 -
	First Quarter	Dow Jones
	Portfolio	Industrial AverageSM
12/31/2000	10000.00	10000.00
06/30/2001	10394.00	9815.00
12/31/2001	9671.00	9456.00
06/30/2002	9402.00	8803.00
12/31/2002	8452.00	8037.00
06/30/2003	9100.00	8761.00
12/31/2003	10101.00	10310.00
06/30/2004	9830.00	10393.00
12/31/2004	11177.00	10857.00
06/30/2005	10717.00	10461.00
12/31/2005	10931.00	11044.00
06/30/2006	13260.00	11621.00
12/31/2006	15394.00	13148.00
06/30/2007	17144.00	14299.00
12/31/2007	15843.00	14316.00
06/30/2008	11078.00	12401.00
12/31/2008	8174.00	9745.00
06/30/2009	7456.00	9549.00
12/31/2009	9788.00	11955.00
06/30/2010	9250.00	11358.00
12/31/2010	10977.00	13637.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2010 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	98.0
Money Market Funds Less Net Liabilities	2.0

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Consumer Discretionary	22.0
Consumer Staples	21.0
Telecommunication Services	19.0
Information Technology	18.7
Health Care	17.3

98.0

Schedule of Investments	December 31, 2010

Common Stocks – 98.0%	Shares	Value

CONSUMER DISCRETIONARY – 22.0%
Home Depot, Inc. (Specialty Retail)	5,831	$204,435

CONSUMER STAPLES – 21.0%
Kraft Foods, Inc. Class A (Food Products)	6,179	194,700

HEALTH CARE – 17.3%
Pfizer, Inc. (Pharmaceuticals)	9,183	160,794

INFORMATION TECHNOLOGY – 18.7%
Intel Corp. (Semiconductors & Equip.)	8,251	173,519

TELECOMMUNICATION SERVICES – 19.0%
AT&T, Inc. (Diversified Telecom. Svs.)	5,999	176,251

Total Common Stocks (Cost $859,619)		$909,699

Money Market Funds – 2.1%	Shares	Value

Fidelity Institutional Money Market Funds	20,000	$20,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $20,000)		$20,000

Total Investments – 100.1% (Cost $879,619) (a)		$929,699
Liabilities in Excess of Other Assets – (0.1)%		(1,225)

Net Assets – 100.0%		$928,474

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow® Target 5 — Second Quarter Portfolio

 Objective/Strategy

The Dow® Target 5 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. This Portfolio invests in the five stocks with the lowest price per share of the ten stocks chosen for the Dow® Target 10 — Second Quarter Portfolio, as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	14.58%
Five years	0.34%
Ten years	0.87%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests is obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2010, the Dow® Target 5 — Second Quarter Portfolio returned 14.58% versus 14.06% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

U.S. equities backed up their stellar 2009 with another strong year in 2010 as corporate America posted solid earnings growth and economic data pointed toward improving conditions. When taking a step back, however, the year was not without its share of uncertainty. The best way to review the year is to divide it into three distinct segments.

Stocks got off to a sluggish start in January before moving higher amid strong earnings results and prospects of an improving economy. As first quarter earnings season progressed, it became apparent that corporate America was benefiting not only from strict cost controls (resulting in strong margins), but also improving top line results. The March jobs report, which showed the largest monthly job gains in three years, further boosted equities. Through the end of April, the S&P 500 Index gained 7.0% while the small cap Russell 2000 Index rose 15.0%.

The balance of the second quarter saw a reversal that sent the major stock market averages into negative territory for the year. Fear of contagion in Europe spooked global markets, as Greece required a bailout and questions about the long-term viability of the Euro forced investors to take money (and risk) off the table. Greece was not the only trouble spot, as Portugal, Ireland, and Spain (the quartet somewhat derisively known as “the PIGS”) were also brought in to the picture. In fact, Ireland would require a bailout of its own in the fourth quarter. Stateside, continued sluggishness on the employment front following the March jobs report, along with stalled retail sales growth and major health care and financial legislation, held back share prices. From April 30 to June 30, the S&P 500 Index lost 12.8% while the Russell 2000 Index shed 14.7%.

The remainder of the year saw stocks rally and small caps outperformed large caps by a healthy margin. The Russell 2000 Index gained 29.3% over the balance of the year. Large caps also performed well, returning 23.2% as measured by the S&P 500 Index. The rally into year end was fed by several factors. Sovereign debt fears in Europe, while still very much a concern, subsided as investors determined likely outcomes were already factored into economic growth forecasts and equity prices. The passage of health care and financial reforms, although largely viewed as detrimental to industry profits, removed two lingering unknowns; allowing investors to more accurately gauge long-term impacts. A Republican takeover of the House of Representatives and substantial gains in the Senate during the November mid-term elections brought prospects of a more business friendly Washington. Finally, the Federal Reserve’s “QE2” asset purchases and a temporary extension of the Bush era tax cuts provided investors more reason to add risk back to their portfolios and equities were bid higher.

The end result was a very solid year for equities which saw the major market averages take back the levels last seen prior to the collapse of Lehman Brothers in the fall of 2008. While many remained skeptical, economic data continued to point toward improving conditions throughout the year. Economically sensitive sectors such as Consumer Discretionary and Industrials led the rally, while the more defensive Utilities and Health Care sectors lagged. Growth stocks outperformed value for the year as investors favored higher growth names, although value outperformed growth at the end of the year.

The stocks held for the entire year performed as follows: Kraft Foods, Inc., up 20.2%, AT&T, Inc., up 10.8%, and Pfizer, Inc. up 0.2%.(1)

American Express Co. and E.I. Du Pont de Nemours & Co., up 2.7% and 11.8% in the first quarter, respectively, were removed from the Portfolio at the annual rebalancing to start the second quarter. They were replaced by Merck & Co., Inc. and Verizon Communications, Inc., down 0.5%, and up 28.3%, respectively, in the period from the second quarter to the end of the fourth quarter.(1)

The Portfolio slightly outperformed the DJIAsm in 2010. The top three performing stocks in the DJIAsm in 2010 were Caterpillar, Inc., E.I. Du Pont de Nemours & Co., and McDonald’s Corp., up 67.4%, 53.0%, and 26.6%, respectively. Of these three stocks, only E.I. Du Pont de Nemours & Co. was held in the Portfolio during the year, though it was only held until the annual rebalance at the start of the second quarter. The Portfolio benefited from its exposure to Telecommunication Services stocks. AT&T, Inc. and Verizon Communications, Inc. were top contributors in the sector. Health Care was a drag on Portfolio performance, however, due to both an overweight position and underperformance.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

The Dow® Target Variable Fund LLC
Dow® Target 5 — Second Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

	Dowﬁ Target
	5 -
	Second Quarter	Dow Jones
	Portfolio	Industrial AverageSM
12/31/2000	10000	10000
06/30/2001	10070	9815
12/31/2001	8937	9456
06/30/2002	8738	8803
12/31/2002	8085	8037
06/30/2003	8829	8761
12/31/2003	9961	10310
06/30/2004	9697	10393
12/31/2004	11053	10857
06/30/2005	11572	10461
12/31/2005	10711	11044
06/30/2006	12719	11621
12/31/2006	14767	13148
06/30/2007	16778	14299
12/31/2007	15484	14316
06/30/2008	10966	12401
12/31/2008	7857	9745
06/30/2009	7049	9549
12/31/2009	9510	11955
06/30/2010	9048	11358
12/31/2010	10896	13637

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2010 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	97.8
Money Market Funds Less Net Liabilities	2.2

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	43.0
Health Care	36.0
Consumer Staples	18.8

97.8

Schedule of Investments	December 31, 2010

Common Stocks – 97.8%	Shares	Value

CONSUMER STAPLES – 18.8%
Kraft Foods, Inc. Class A (Food Products)	5,484	$172,801

HEALTH CARE – 36.0%
Merck & Co., Inc. (Pharmaceuticals)	4,441	160,054
Pfizer, Inc. (Pharmaceuticals)	9,691	169,689

		329,743

TELECOMMUNICATION SERVICES – 43.0%
AT&T, Inc. (Diversified Telecom. Svs.)	6,446	189,383
Verizon Communications, Inc. (Diversified Telecom. Svs.)	5,732	205,091

		394,474

Total Common Stocks (Cost $808,765)		$897,018

Money Market Funds – 2.2%	Shares	Value

Fidelity Institutional Money Market Funds	20,000	$20,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $20,000)		$20,000

Total Investments – 100.0% (Cost $828,765) (a)		$917,018
Liabilities in Excess of Other Assets – (0.0)%		(250)

Net Assets – 100.0%		$916,768

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow® Target 5 — Third Quarter Portfolio

 Objective/Strategy

The Dow® Target 5 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. This Portfolio invests in the five stocks with the lowest price per share of the ten stocks chosen for the Dow® Target 10 — Third Quarter Portfolio, as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	22.27%
Five years	-5.21%
Ten years	-4.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests is obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2010, the Dow® Target 5 — Third Quarter Portfolio returned 22.27% versus 14.06% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

U.S. equities backed up their stellar 2009 with another strong year in 2010 as corporate America posted solid earnings growth and economic data pointed toward improving conditions. When taking a step back, however, the year was not without its share of uncertainty. The best way to review the year is to divide it into three distinct segments.

Stocks got off to a sluggish start in January before moving higher amid strong earnings results and prospects of an improving economy. As first quarter earnings season progressed, it became apparent that corporate America was benefiting not only from strict cost controls (resulting in strong margins), but also improving top line results. The March jobs report, which showed the largest monthly job gains in three years, further boosted equities. Through the end of April, the S&P 500 Index gained 7.0% while the small cap Russell 2000 Index rose 15.0%.

The balance of the second quarter saw a reversal that sent the major stock market averages into negative territory for the year. Fear of contagion in Europe spooked global markets, as Greece required a bailout and questions about the long-term viability of the Euro forced investors to take money (and risk) off the table. Greece was not the only trouble spot, as Portugal, Ireland, and Spain (the quartet somewhat derisively known as “the PIGS”) were also brought in to the picture. In fact, Ireland would require a bailout of its own in the fourth quarter. Stateside, continued sluggishness on the employment front following the March jobs report, along with stalled retail sales growth and major health care and financial legislation, held back share prices. From April 30 to June 30, the S&P 500 Index lost 12.8% while the Russell 2000 Index shed 14.7%.

The remainder of the year saw stocks rally and small caps outperformed large caps by a healthy margin. The Russell 2000 Index gained 29.3% over the balance of the year. Large caps also performed well, returning 23.2% as measured by the S&P 500 Index. The rally into year end was fed by several factors. Sovereign debt fears in Europe, while still very much a concern, subsided as investors determined likely outcomes were already factored into economic growth forecasts and equity prices. The passage of health care and financial reforms, although largely viewed as detrimental to industry profits, removed two lingering unknowns; allowing investors to more accurately gauge long-term impacts. A Republican takeover of the House of Representatives and substantial gains in the Senate during the November mid-term elections brought prospects of a more business friendly Washington. Finally, the Federal Reserve’s “QE2” asset purchases and a temporary extension of the Bush era tax cuts provided investors more reason to add risk back to their portfolios and equities were bid higher.

The end result was a very solid year for equities which saw the major market averages take back the levels last seen prior to the collapse of Lehman Brothers in the fall of 2008. While many remained skeptical, economic data continued to point toward improving conditions throughout the year. Economically sensitive sectors such as Consumer Discretionary and Industrials led the rally, while the more defensive Utilities and Health Care sectors lagged. Growth stocks outperformed value for the year as investors favored higher growth names, although value outperformed growth at the end of the year.

The stocks held for the entire year performed as follows: E. I. Du Pont de Nemours & Co., up 53.0%, Kraft Foods, Inc., up 20.2%, AT&T, Inc., up 10.8%, and Pfizer, Inc., up 0.2%.(1)

Home Depot, Inc., down 1.3% while held in the first and second quarters, was removed from the Portfolio at the annual rebalancing to start the third quarter. It was replaced by Verizon Communications, Inc., up 40.3% while held in the third and fourth quarters.(1)

The Portfolio significantly outperformed the DJIAsm in 2010. The top three performing stocks in the DJIAsm in 2010 were Caterpillar, Inc., E.I. Du Pont de Nemours & Co., and McDonald’s Corp., up 67.4%, 53.0%, and 26.6%, respectively. Of those stocks, only E.I. Du Pont de Nemours & Co. qualified for the Portfolio based on its yield and price. The largest contributor to the Portfolio’s out-performance was its exposure to the Materials sector (E.I. Du Pont de Nemours & Co.). The lack of Industrials exposure was a drag on the Portfolio’s relative performance, however, as the sector outperformed for the year.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

The Dow® Target Variable Fund LLC
Dow® Target 5 — Third Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

	Dowﬁ Target
	5 -
	Third Quarter	Dow Jones
	Portfolio	Industrial AverageSM
12/31/2000	10000	10000
06/30/2001	10581	9815
12/31/2001	9471	9456
06/30/2002	9254	8803
12/31/2002	8449	8037
06/30/2003	9001	8761
12/31/2003	9702	10310
06/30/2004	9555	10393
12/31/2004	10464	10857
06/30/2005	9544	10461
12/31/2005	8457	11044
06/30/2006	9994	11621
12/31/2006	11533	13148
06/30/2007	12854	14299
12/31/2007	12559	14316
06/30/2008	10017	12401
12/31/2008	6023	9745
06/30/2009	4517	9549
12/31/2009	5292	11955
06/30/2010	5041	11358
12/31/2010	6470	13637

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2010 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	97.2
Money Market Funds Less Net Liabilities	2.8

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	39.2
Materials	21.9
Health Care	19.0
Consumer Staples	17.1

97.2

Schedule of Investments	December 31, 2010

Common Stocks – 97.2%	Shares	Value

CONSUMER STAPLES – 17.1%
Kraft Foods, Inc. Class A (Food Products)	4,191	$132,058

HEALTH CARE – 19.0%
Pfizer, Inc. (Pharmaceuticals)	8,346	146,139

MATERIALS – 21.9%
E.I. Du Pont de Nemours & Co. (Chemicals)	3,383	168,744

TELECOMMUNICATION SERVICES – 39.2%
AT&T, Inc. (Diversified Telecom. Svs.)	4,873	143,169
Verizon Communications, Inc. (Diversified Telecom. Svs.)	4,457	159,471

		302,640

Total Common Stocks (Cost $589,392)		$749,581

Money Market Funds – 3.0%	Shares	Value

Fidelity Institutional Money Market Funds	23,000	$23,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $23,000)		$23,000

Total Investments – 100.2% (Cost $612,392) (a)		$772,581
Liabilities in Excess of Other Assets – (0.2)%		(1,787)

Net Assets – 100.0%		$770,794

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow® Target 5 — Fourth Quarter Portfolio

 Objective/Strategy

The Dow® Target 5 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. This Portfolio invests in the five stocks with the lowest price per share of the ten stocks chosen for the Dow® Target 10 — Fourth Quarter Portfolio, as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	13.70%
Five years	0.93%
Ten years	1.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests is obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2010, the Dow® Target 5 — Fourth Quarter Portfolio returned 13.70% versus 14.06% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

U.S. equities backed up their stellar 2009 with another strong year in 2010 as corporate America posted solid earnings growth and economic data pointed toward improving conditions. When taking a step back, however, the year was not without its share of uncertainty. The best way to review the year is to divide it into three distinct segments.

Stocks got off to a sluggish start in January before moving higher amid strong earnings results and prospects of an improving economy. As first quarter earnings season progressed, it became apparent that corporate America was benefiting not only from strict cost controls (resulting in strong margins), but also improving top line results. The March jobs report, which showed the largest monthly job gains in three years, further boosted equities. Through the end of April, the S&P 500 Index gained 7.0% while the small cap Russell 2000 Index rose 15.0%.

The balance of the second quarter saw a reversal that sent the major stock market averages into negative territory for the year. Fear of contagion in Europe spooked global markets, as Greece required a bailout and questions about the long-term viability of the Euro forced investors to take money (and risk) off the table. Greece was not the only trouble spot, as Portugal, Ireland, and Spain (the quartet somewhat derisively known as “the PIGS”) were also brought in to the picture. In fact, Ireland would require a bailout of its own in the fourth quarter. Stateside, continued sluggishness on the employment front following the March jobs report, along with stalled retail sales growth and major health care and financial legislation, held back share prices. From April 30 to June 30, the S&P 500 Index lost 12.8% while the Russell 2000 Index shed 14.7%.

The remainder of the year saw stocks rally and small caps outperformed large caps by a healthy margin. The Russell 2000 Index gained 29.3% over the balance of the year. Large caps also performed well, returning 23.2% as measured by the S&P 500 Index. The rally into year end was fed by several factors. Sovereign debt fears in Europe, while still very much a concern, subsided as investors determined likely outcomes were already factored into economic growth forecasts and equity prices. The passage of health care and financial reforms, although largely viewed as detrimental to industry profits, removed two lingering unknowns; allowing investors to more accurately gauge long-term impacts. A Republican takeover of the House of Representatives and substantial gains in the Senate during the November mid-term elections brought prospects of a more business friendly Washington. Finally, the Federal Reserve’s “QE2” asset purchases and a temporary extension of the Bush era tax cuts provided investors more reason to add risk back to their portfolios and equities were bid higher.

The end result was a very solid year for equities which saw the major market averages take back the levels last seen prior to the collapse of Lehman Brothers in the fall of 2008. While many remained skeptical, economic data continued to point toward improving conditions throughout the year. Economically sensitive sectors such as Consumer Discretionary and Industrials led the rally, while the more defensive Utilities and Health Care sectors lagged. Growth stocks outperformed value for the year as investors favored higher growth names, although value outperformed growth at the end of the year.

The stocks held for the entire year performed as follows: Verizon Communications, Inc., up 23.1%, Kraft Foods, Inc., up 20.2%, AT&T, Inc., up 10.8%, and Pfizer, Inc., up 0.2%.(1)

Home Depot, Inc., up 12.0% while held in the first through third quarters, was removed from the Portfolio at the annual rebalancing to start the fourth quarter. It was replaced by Intel Corp., up 10.4% in the fourth quarter.(1)

The Portfolio slightly underperformed the DJIAsm in 2010. The top three performing stocks in the DJIAsm in 2010 were Caterpillar, Inc., E.I. Du Pont de Nemours & Co., and McDonald’s Corp., up 67.4%, 53.0%, and 26.6%, respectively. They did not qualify for this Portfolio based on price and dividend yield. Telecommunication Services holdings in the Portfolio outperformed the benchmark on a relative basis. Verizon Communications, Inc. led the sector within the Portfolio. Consumer stocks (Home Depot, Inc. and Kraft Foods, Inc.) also contributed positively to Portfolio performance. The lack of Industrials holdings in the Portfolio, however, was a drag on relative performance as the sector was the second best performer in the benchmark on an absolute basis.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

The Dow® Target Variable Fund LLC
Dow® Target 5 — Fourth Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

	Dowﬁ Target
	5 -
	Fourth Quarter	Dow Jones
	Portfolio	Industrial AverageSM
12/31/2000	10000	10000
06/30/2001	9965	9815
12/31/2001	10321	9456
06/30/2002	10626	8803
12/31/2002	9712	8037
06/30/2003	10493	8761
12/31/2003	11606	10310
06/30/2004	11582	10393
12/31/2004	12367	10857
06/30/2005	11606	10461
12/31/2005	10821	11044
06/30/2006	12795	11621
12/31/2006	14969	13148
06/30/2007	16731	14299
12/31/2007	16011	14316
06/30/2008	13206	12401
12/31/2008	9408	9745
06/30/2009	7757	9549
12/31/2009	9967	11955
06/30/2010	9148	11358
12/31/2010	11332	13637

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2010 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	97.5
Money Market Funds Less Net Liabilities	2.5

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	39.4
Information Technology	20.3
Consumer Staples	18.9
Health Care	18.9

97.5

Schedule of Investments	December 31, 2010

Common Stocks – 97.5%	Shares	Value

CONSUMER STAPLES – 18.9%
Kraft Foods, Inc. Class A (Food Products)	5,297	$166,908

HEALTH CARE – 18.9%
Pfizer, Inc. (Pharmaceuticals)	9,520	166,695

INFORMATION TECHNOLOGY – 20.3%
Intel Corp. (Semiconductors & Equip.)	8,514	179,049

TELECOMMUNICATION SERVICES – 39.4%
AT&T, Inc. (Diversified Telecom. Svs.)	5,715	167,907
Verizon Communications, Inc. (Diversified Telecom. Svs.)	5,016	179,473

		347,380

Total Common Stocks (Cost $763,343)		$860,032

Money Market Funds – 2.6%	Shares	Value

Fidelity Institutional Money Market Funds	23,000	$23,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $23,000)		$23,000

Total Investments – 100.1% (Cost $786,343) (a)		$883,032
Liabilities in Excess of Other Assets – (0.1)%		(1,243)

Net Assets – 100.0%		$881,789

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC

Statements of Assets and Liabilities	December 31, 2010

	Dow® Target 10 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Assets:
Investments in securities, at cost	$2,178,470	$2,407,454	$1,895,024	$2,438,550

Investments in securities, at value	$2,395,904	$2,631,575	$2,032,363	$2,606,345
Cash	902	610	693	426
Dividends and accrued interest receivable	4,345	4,551	3,446	4,567
Prepaid expenses and other assets	42	45	35	37

Total assets	2,401,193	2,636,781	2,036,537	2,611,375

Liabilities:
Payable for membership interests redeemed	82	88	69	141
Payable for investment management services	1,206	1,322	1,021	1,244
Accrued custody expense	70	74	65	240
Accrued professional fees	2,475	2,475	2,475	2,475
Accrued accounting fees	203	220	184	189
Accrued printing and filing	1,294	1,418	1,095	1,403

Total liabilities	5,330	5,597	4,909	5,692

Net assets	$2,395,863	$2,631,184	$2,031,628	$2,605,683

Net assets consist of:
Par value, $1 per membership interest	$239,804	$226,906	$220,401	$225,774
Paid-in capital in excess of par value	2,012,376	2,288,697	1,959,864	2,531,311
Accumulated net realized loss on investments	(427,516)	(519,452)	(678,347)	(674,062)
Net unrealized appreciation on investments	217,434	224,121	137,339	167,795
Undistributed net investment income	353,765	410,912	392,371	354,865

Net assets	$2,395,863	$2,631,184	$2,031,628	$2,605,683

Membership interests outstanding	239,804	226,906	220,401	225,774
Net asset value per membership interest	$9.99	$11.60	$9.22	$11.54

Statements of Operations	For the Year Ended December 31, 2010

	Dow® Target 10 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Investment income:
Interest	$84	$82	$85	$88
Dividends	90,333	98,539	74,649	83,505

Total investment income	90,417	98,621	74,734	83,593

Expenses:
Management fees	13,285	14,518	11,210	12,434
Custodian fees	889	1,191	1,055	1,304
Managers’ (Board) fees	1,166	1,271	990	1,071
Professional fees	3,215	3,229	3,193	3,206
Accounting fees	1,289	1,379	1,157	1,178
Printing and filing fees	6,064	6,472	4,916	5,771
Other	76	84	69	70

Total expenses	25,984	28,144	22,590	25,034

Net investment income	64,433	70,477	52,144	58,559

Realized and unrealized gain on investments:
Net realized gain on investments	7,035	663,859	179,833	83,844
Change in unrealized appreciation (depreciation) on investments	304,639	(234,898)	137,103	250,704

Net gain on investments	311,674	428,961	316,936	334,548

Change in net assets from operations	$376,107	$499,438	$369,080	$393,107

(continued)

The Dow® Target Variable Fund LLC

Statements of Assets and Liabilities (Continued)	December 31, 2010

	Dow® Target 5 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Assets:
Investments in securities, at cost	$879,619	$828,765	$612,392	$786,343

Investments in securities, at value	$929,699	$917,018	$772,581	$883,032
Cash	614	426	655	758
Dividends and accrued interest receivable	1,796	3,282	1,220	1,540
Prepaid expenses and other assets	17	19	13	17

Total assets	932,126	920,745	774,469	885,347

Liabilities:
Payable for membership interests redeemed	69	414	277	33
Payable for investment management services	469	458	385	442
Accrued custody expense	48	48	46	48
Accrued professional fees	2,475	2,475	2,475	2,475
Accrued accounting fees	87	87	78	87
Accrued printing and filing	504	495	414	473

Total liabilities	3,652	3,977	3,675	3,558

Net assets	$928,474	$916,768	$770,794	$881,789

Net assets consist of:
Par value, $1 per membership interest	$94,864	$97,188	$129,949	$96,548
Paid-in capital in excess of par value	1,402,617	1,249,927	1,383,824	1,176,951
Accumulated net realized loss on investments	(841,465)	(725,189)	(1,054,240)	(677,774)
Net unrealized appreciation on investments	50,080	88,253	160,189	96,689
Undistributed net investment income	222,378	206,589	151,072	189,375

Net assets	$928,474	$916,768	$770,794	$881,789

Membership interests outstanding	94,864	97,188	129,949	96,548
Net asset value per membership interest	$9.79	$9.43	$5.93	$9.13

Statements of Operations (Continued)	For the Year Ended December 31, 2010

	Dow® Target 5 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Investment income:
Interest	$63	$69	$61	$58
Dividends	38,021	44,517	30,919	38,941

Total investment income	38,084	44,586	30,980	38,999

Expenses:
Management fees	5,795	5,632	4,200	5,112
Custodian fees	342	388	304	358
Managers’ (Board) fees	500	489	370	448
Professional fees	3,138	3,132	3,115	3,128
Accounting fees	604	591	510	591
Printing and filing fees	2,499	2,521	1,882	2,279
Other	46	35	26	34

Total expenses	12,924	12,788	10,407	11,950

Less expenses reduced or reimbursed by adviser	(106)	—	(173)	(246)

Net expenses	12,818	12,788	10,234	11,704

Net investment income	25,266	31,798	20,746	27,295

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	78,526	297,786	32,308	29,975
Change in unrealized appreciation (depreciation) on investments	15,582	(199,131)	90,679	50,323

Net gain on investments	94,108	98,655	122,987	80,298

Change in net assets from operations	$119,374	$130,453	$143,733	$107,593

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC

 Statements of Changes in Net Assets

	Dow® Target 10 Portfolios
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	Year Ended December 31,
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$64,433	$50,219	$70,477	$63,717	$52,144	$59,407	$58,559	$63,621
Net realized gain (loss) on investments	7,035	(670,686)	663,859	(1,444,843)	179,833	(1,191,387)	83,844	(796,119)
Change in unrealized appreciation (depreciation) on investments	304,639	996,674	(234,898)	1,963,990	137,103	1,290,050	250,704	961,356

Change in net assets from operations	376,107	376,207	499,438	582,864	369,080	158,070	393,107	228,858

Capital transactions:
Received from membership interests sold	346,228	379,057	164,201	594,258	258,500	357,723	524,719	269,188
Paid for membership interests redeemed	(371,245)	(396,722)	(463,057)	(681,113)	(474,196)	(657,285)	(394,021)	(606,214)

Change in net assets from capital transactions	(25,017)	(17,665)	(298,856)	(86,855)	(215,696)	(299,562)	130,698	(337,026)

Change in net assets	351,090	358,542	200,582	496,009	153,384	(141,492)	523,805	(108,168)
Net Assets:
Beginning of year	2,044,773	1,686,231	2,430,602	1,934,593	1,878,244	2,019,736	2,081,878	2,190,046

End of year	$2,395,863	$2,044,773	$2,631,184	$2,430,602	$2,031,628	$1,878,244	$2,605,683	$2,081,878

Undistributed net investment income	$353,765	$289,332	$410,912	$340,435	$392,371	$340,227	$354,865	$296,306

 Statements of Changes in Net Assets

	Dow® Target 5 Portfolios
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	Year Ended December 31,
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$25,266	$30,460	$31,798	$27,417	$20,746	$16,755	$27,295	$32,951
Net realized gain (loss) on investments	78,526	(1,189,443)	297,786	(1,058,650)	32,308	(936,687)	29,975	(810,393)
Change in unrealized appreciation (depreciation) on investments	15,582	1,422,030	(199,131)	1,236,356	90,679	813,143	50,323	797,740

Change in net assets from operations	119,374	263,047	130,453	205,123	143,733	(106,789)	107,593	20,298

Capital transactions:
Received from membership interests sold	76,278	176,664	81,388	221,727	34,463	168,433	73,340	81,040
Paid for membership interests redeemed	(356,255)	(762,664)	(267,058)	(426,291)	(99,992)	(187,127)	(224,993)	(479,417)

Change in net assets from capital transactions	(279,977)	(586,000)	(185,670)	(204,564)	(65,529)	(18,694)	(151,653)	(398,377)

Change in net assets	(160,603)	(322,953)	(55,217)	559	78,204	(125,483)	(44,060)	(378,079)
Net Assets:
Beginning of year	1,089,077	1,412,030	971,985	971,426	692,590	818,073	925,849	1,303,928

End of year	$928,474	$1,089,077	$916,768	$971,985	$770,794	$692,590	$881,789	$925,849

Undistributed net investment income	$222,378	$197,112	$206,589	$174,791	$151,072	$130,326	$189,375	$162,080

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC

 Financial Highlights

	Dow® Target 10 — First Quarter					Dow® Target 10 — Second Quarter
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of year	$8.44	$7.27	$11.62	$11.55	$9.64	$9.48	$7.45	$13.88	$13.21	$10.81

Income (loss) from operations:
Net investment income	0.28	0.16	0.46	0.30	0.45	0.48	0.26	0.42	0.39	0.45
Net realized and unrealized gain (loss) on investments	1.27	1.01	(4.81)	(0.23)	2.33	1.64	1.77	(6.85)	0.28	2.76

Total income (loss) from operations	1.55	1.17	(4.35)	0.07	2.78	2.12	2.03	(6.43)	0.67	3.21

Distributions:
Distributions from net investment income	—	—	—	—	(0.87)	—	—	—	—	(0.81)

Net asset value, end of year	$9.99	$8.44	$7.27	$11.62	$11.55	$11.60	$9.48	$7.45	$13.88	$13.21

Total Return	18.36%	16.09%	–37.44%	0.61%	28.86%	22.36%	27.25%	–46.33%	5.07%	29.64%
Ratios and Supplemental Data:
Net assets at end of year (millions)	$2.4	$2.0	$1.7	$2.9	$2.5	$2.6	$2.4	$1.9	$3.6	$3.4
Ratio to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.17%	1.25%	1.03%	0.93%	0.98%	1.16%	1.25%	1.00%	0.91%	0.94%
Net investment income	2.91%	2.76%	3.48%	2.63%	2.92%	2.91%	3.12%	3.75%	2.59%	2.91%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.17%	1.26%	1.03%	0.93%	0.98%	1.16%	1.25%	1.00%	0.91%	0.94%
Net investment income	2.91%	2.76%	3.48%	2.63%	2.92%	2.91%	3.12%	3.75%	2.59%	2.91%
Portfolio turnover rate	48%	57%	54%	25%	22%	62%	57%	56%	37%	10%

 Financial Highlights

	Dow® Target 10 — Third Quarter					Dow® Target 10 — Fourth Quarter
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of year	$7.60	$6.92	$11.64	$11.03	$9.07	$9.56	$8.32	$12.80	$12.36	$10.18

Income (loss) from operations:
Net investment income	0.40	0.22 (a)	0.48	0.29	0.22	0.21	0.48	0.55	0.14	0.21
Net realized and unrealized gain (loss) on investments	1.22	0.46	(5.20)	0.32	2.32	1.77	0.76	(5.03)	0.30	2.58

Total income (loss) from operations	1.62	0.68	(4.72)	0.61	2.54	1.98	1.24	(4.48)	0.44	2.79

Distributions:
Distributions from net investment income	—	—	—	—	(0.58)	—	—	—	—	(0.61)

Net asset value, end of year	$9.22	$7.60	$6.92	$11.64	$11.03	$11.54	$9.56	$8.32	$12.80	$12.36

Total Return	21.32%	9.83%	–40.55%	5.53%	27.96%	20.71%	14.90%	–35.00%	3.56%	27.41%
Ratios and Supplemental Data:
Net assets at end of year (millions)	$2.0	$1.9	$2.0	$4.2	$4.0	$2.6	$2.1	$2.2	$5.1	$2.9
Ratio to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.21%	1.26%	0.98%	0.90%	0.95%	1.21%	1.25%	1.00%	0.97%	0.98%
Net investment income	2.79%	3.39%	3.56%	2.67%	2.89%	2.83%	3.44%	3.42%	2.91%	2.88%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.21%	1.26%	0.98%	0.90%	0.95%	1.21%	1.25%	1.00%	0.97%	0.98%
Net investment income	2.79%	3.39%	3.56%	2.67%	2.89%	2.83%	3.44%	3.42%	2.91%	2.88%
Portfolio turnover rate	40%	59%	34%	40%	30%	39%	44%	60%	36%	22%

(a)	Calculated using the average shares method.

(continued)

The Dow® Target Variable Fund LLC

 Financial Highlights (Continued)

	Dow® Target 5 — First Quarter					Dow® Target 5 — Second Quarter
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of year	$8.73	$7.29	$14.13	$13.73	$10.23	$8.23	$6.80	$13.40	$12.78	$9.71

Income (loss) from operations:
Net investment income	0.76	0.17 (a)	0.24	0.40	0.43	0.65	0.45	0.54	0.30	0.29
Net realized and unrealized gain (loss) on investments	0.30	1.27	(7.08)	—	3.75	0.55	0.98	(7.14)	0.32	3.39

Total income (loss) from operations	1.06	1.44	(6.84)	0.40	4.18	1.20	1.43	(6.60)	0.62	3.68

Distributions:
Distributions from net investment income	—	—	—	—	(0.68)	—	—	—	—	(0.61)

Net asset value, end of year	$9.79	$8.73	$7.29	$14.13	$13.73	$9.43	$8.23	$6.80	$13.40	$12.78

Total Return	12.14%	19.75%	–48.41%	2.91%	40.83%	14.58%	21.03%	–49.25%	4.85%	37.87%
Ratios and Supplemental Data:
Net assets at end of year (millions)	$0.9	$1.1	$1.4	$1.8	$1.6	$0.9	$1.0	$1.0	$2.1	$1.5
Ratio to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.33%	1.33%	1.02%	0.99%	0.99%	1.36%	1.46%	1.08%	1.00%	1.01%
Net investment income	2.62%	2.42%	3.67%	2.66%	3.15%	3.39%	2.94%	3.99%	2.62%	2.99%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.34%	1.35%	1.02%	0.99%	0.99%	1.36%	1.51%	1.08%	1.00%	1.01%
Net investment income	2.61%	2.41%	3.67%	2.66%	3.15%	3.39%	2.89%	3.99%	2.62%	2.99%
Portfolio turnover rate	98%	87%	56%	54%	50%	64%	79%	62%	54%	29%

(a)	Calculated using the average shares method.

 Financial Highlights (Continued)

	Dow® Target 5 — Third Quarter					Dow® Target 5 — Fourth Quarter
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of year	$4.85	$5.52	$11.51	$10.57	$8.09	$8.03	$7.58	$12.90	$12.06	$9.10

Income (loss) from operations:
Net investment income	0.25	0.15	0.39	0.23	0.12	0.56	0.65	0.39	0.19	0.19
Net realized and unrealized gain (loss) on investments	0.83	(0.82)	(6.38)	0.71	2.82	0.54	(0.20)	(5.71)	0.65	3.30

Total income (loss) from operations	1.08	(0.67)	(5.99)	0.94	2.94	1.10	0.45	(5.32)	0.84	3.49

Distributions:
Distributions from net investment income	—	—	—	—	(0.46)	—	—	—	—	(0.53)

Net asset value, end of year	$5.93	$4.85	$5.52	$11.51	$10.57	$9.13	$8.03	$7.58	$12.90	$12.06

Total Return	22.27%	–12.14%	–52.04%	8.89%	36.37%	13.70%	5.94%	–41.24%	6.97%	38.33%
Ratios and Supplemental Data:
Net assets at end of year (millions)	$0.8	$0.7	$0.8	$1.8	$1.4	$0.9	$0.9	$1.3	$2.2	$1.6
Ratio to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.46%	1.59%	1.15%	1.08%	1.06%	1.37%	1.43%	1.09%	1.08%	1.03%
Net investment income	2.96%	2.72%	4.03%	2.59%	2.89%	3.20%	3.38%	3.79%	2.53%	3.09%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.49%	1.74%	1.15%	1.08%	1.06%	1.40%	1.47%	1.09%	1.08%	1.03%
Net investment income	2.94%	2.58%	4.03%	2.59%	2.89%	3.18%	3.35%	3.79%	2.53%	3.09%
Portfolio turnover rate	25%	92%	86%	61%	40%	25%	72%	80%	66%	39%

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC

Notes to Financial Statements	December 31, 2010

(1)	Organization

The Dow® Target Variable Fund LLC (the “Fund”) is an open-end management investment company. The Dow® Target 10 Portfolios are four non-diversified portfolios of the ten common stocks of the Dow Jones Industrial Averagesm (“DJIAsm”) having the highest dividend yields as of the close of business on or about the second to last business day prior to the beginning of each of the respective Portfolio’s annual term. These ten companies are popularly known as the “Dogs of the Dow.” The Dow® Target 5 Portfolios are four non-diversified portfolios of five common stocks of the related quarter Dow® Target 10 Portfolios’ stocks having the lowest per-share prices as of the close of business on or about the second to last business day prior to the beginning of each of the respective Portfolio’s annual term.

The Fund’s objective is to provide above-average total returns through both capital appreciation and dividend income. The Fund may or may not achieve that objective. The stocks held in each Portfolio of the Fund are not expected to reflect the DJIAsm and the prices of Portfolio membership interests are not intended to track movements of the DJIAsm. The DJIAsm consists of thirty stocks selected by Dow Jones & Company, Inc. (“Dow Jones”) as representing American industry and the broader domestic stock market.

The Fund is a limited liability company created under Ohio law. The membership interests of its Portfolios are owned entirely by variable annuity separate accounts of The Ohio National Life Insurance Company (“ONLIC”). Portfolio membership interests are not offered directly to the public. Portfolio membership interests are purchased by ONLIC’s separate accounts as an investment option for variable annuity contracts.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(2)	Significant Accounting Policies

Portfolio membership interests are sold to ONLIC’s separate accounts without a sales charge. They may be purchased or redeemed at their net asset value next computed after the Portfolio receives a purchase or redemption order. The value of Portfolio membership interests is based on the value of the stocks and any other cash or net assets of each Portfolio. The domestic common stocks of the Portfolio are valued at the price of the last trade on the exchange on which each security is primarily traded. This valuation is conducted as of 4:00 p.m. Eastern Time each day that the New York Stock Exchange is open for unrestricted trading.

The net asset value of each Portfolio is computed by dividing the value of that Portfolio’s securities plus any cash or other assets, less the Portfolio’s liabilities, by the number of Portfolio membership interests outstanding.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

(continued)

The Dow® Target Variable Fund LLC

Notes to Financial Statements (Continued)	December 31, 2010

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of December 31, 2010:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

Dow® Target 10 — First Quarter	Common Stocks	$2,364,904	$—	$—
	Money Market Funds	31,000	—	—

		$2,395,904	$—	$—

Dow® Target 10 — Second Quarter	Common Stocks	$2,594,575	$—	$—
	Money Market Funds	37,000	—	—

		$2,631,575	$—	$—

Dow® Target 10 — Third Quarter	Common Stocks	$1,996,363	$—	$—
	Money Market Funds	36,000	—	—

		$2,032,363	$—	$—

Dow® Target 10 — Fourth Quarter	Common Stocks	2,565,345	—	—
	Money Market Funds	41,000	—	—

		$2,606,345	$—	$—

Dow® Target 5 — First Quarter	Common Stocks	$909,699	$—	$—
	Money Market Funds	20,000	—	—

		$929,699	$—	$—

Dow® Target 5 — Second Quarter	Common Stocks	$897,018	$—	$—
	Money Market Funds	20,000	—	—

		$917,018	$—	$—

Dow® Target 5 — Third Quarter	Common Stocks	$749,581	$—	$—
	Money Market Funds	23,000	—	—

		$772,581	$—	$—

Dow® Target 5 — Fourth Quarter	Common Stocks	$860,032	$—	$—
	Money Market Funds	23,000	—	—

		$883,032	$—	$—

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers into, or out of, Level 1, Level 2, or Level 3 for the year ended December 31, 2010.

Dividends and Distributions

As a single-member limited liability company, the Fund is not subject to Subchapter M distribution requirements. Distributions are, however, made periodically.

In the normal course of business, security transactions are accounted for no later than the first calculation on the first business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on a trade date basis. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily as earned. Net realized gain or loss on investments is determined using the specific identification method.

Federal Income Taxes

The Fund is a single-member limited liability company that is taxed as a division of ONLIC. Income and losses of the Portfolios are included in the taxable income or loss of ONLIC. Accordingly, the Portfolios have no provision for Federal income taxes.

(continued)

The Dow® Target Variable Fund LLC

Notes to Financial Statements (Continued)	December 31, 2010

The Fund and its tax agent, U.S. Bancorp Fund Services, LLC, perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including Federal tax and the state of Ohio (i.e. the last 4 tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributed to a Portfolio are allocated on the basis of relative net assets or other appropriate method.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)	Unrealized Appreciation (Depreciation) on Investments

The gross unrealized appreciation and depreciation on investments for financial reporting purposes and Federal income tax purposes in each Portfolio at December 31, 2010 were as follows:

	Dow® Target 10 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Gross unrealized:
Appreciation	$280,313	$255,386	$208,973	$201,919
Depreciation	(62,879)	(31,265)	(71,634)	(34,124)

Net unrealized:
Appreciation	$217,434	$224,121	$137,339	$167,795

Aggregate cost of securities	$2,178,470	$2,407,454	$1,895,024	$2,438,550

	Dow® Target 5 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Gross unrealized:
Appreciation	$68,065	$95,585	$160,189	$96,987
Depreciation	(17,985)	(7,332)	—	(298)

Net unrealized:
Appreciation	$50,080	$88,253	$160,189	$96,689

Aggregate cost of securities	$879,619	$828,765	$612,392	$786,343

(continued)

The Dow® Target Variable Fund LLC

Notes to Financial Statements (Continued)	December 31, 2010

(4)	Investment Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term and government securities) for the year ended December 31, 2010 were as follows:

	Dow® Target 10 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Common Stocks:
Purchases	$1,082,253	$1,473,874	$728,297	$977,084
Sales	$1,028,285	$1,702,929	$886,511	$796,124

	Dow® Target 5 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Common Stocks:
Purchases	$901,492	$574,406	$170,936	$203,222
Sales	$1,144,154	$714,725	$206,384	$315,027

(5)	Related Party and Other Transactions

The Portfolios’ day-to-day investment management is the responsibility of the Fund’s investment adviser, Ohio National Investments, Inc. (“ONI”). ONI is an Ohio corporation and is a wholly-owned subsidiary of ONLIC. Its address is the same as that of the Fund and ONLIC. ONI and its predecessor have been managing investment companies since 1970.

For managing the Fund’s assets, ONI receives a management fee based on each of the Portfolios’ average daily net assets. This fee is calculated daily at the annualized rate of 0.60% of average daily net assets.

In addition to the fee paid to ONI, the Portfolios incur other expenses for legal and accounting services, registration and filing fees, custodial services, and shareholder report services. Under the agreement between the Fund and ONI, ONI has agreed to reimburse each Portfolio for expenses, other than advisory fees, taxes and interest, that exceed 1%, on an annualized basis, evaluated quarterly, of each Portfolio’s average daily net assets. The Dow® Target 5 First Quarter, Third Quarter, and Fourth Quarter Portfolios had expense reimbursements for the year ended December 31, 2010 totaling $106, $173 and $246, respectively. These reimbursements are not subject to recoupment in subsequent periods. The agreement is renewed annually upon the approval of the Fund’s Board of Managers (the “Board”). ONI contracts with First Trust Advisors LP (“First Trust”) to serve as sub-adviser to the Portfolios. First Trust manages the Portfolios’ assets under ONI’s supervision. First Trust, an investment adviser to financial institutions, is located at 120 East Liberty Drive in Wheaton, Illinois. First Trust has been managing Dow® Target strategies in unit investment trusts and other investment companies since 1991.

First Trust has been granted a license by Dow Jones to use certain copyright, trademark and proprietary rights and trade secrets. The Fund and ONLIC have entered into agreements with First Trust to grant the Fund and ONLIC permission to use and refer to the Dow Jones marks and rights in connection with the Fund and ONLIC’s separate accounts. For the service and rights provided by First Trust, ONI pays First Trust a monthly sub-advisory fee based on each Portfolio’s average daily net assets. This fee is calculated daily at the annualized rate of 0.35% of the Portfolios’ average daily net assets, and is an expense of ONI, not the Fund.

Each Manager of the Fund is paid a quarterly retainer of $100 plus $100 for each Board meeting attended and $100 for each Committee meeting attended. For the year ended December 31, 2010, compensation of the Managers by the Fund totaled $6,300.

Pursuant to an agreement among ONI, ONLIC and the Fund, ONLIC will, to the extent requested by ONI, provide administrative services and such office supplies and equipment as may be reasonably required for ONI to properly perform its functions on behalf of the Fund. In that regard, ONLIC personnel perform the transfer agent function and other administrative services on behalf of the Fund. Fees for services provided to ONI by ONLIC do not represent expenses of the Fund.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as accounting agent and U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for the Fund.

(continued)

The Dow® Target Variable Fund LLC

Notes to Financial Statements (Continued)	December 31, 2010

(6)	Portfolio Membership Interest Transactions

The number of portfolio membership interest transactions for the years ended December 31, 2010 and 2009 were as follows:

	Dow® Target 10 Portfolios				Dow® Target 10 Portfolios
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	Year Ended December 31,				Year Ended December 31,
	2010	2009	2010	2009	2010	2009	2010	2009

Membership interests issued on sales	39,817	66,802	16,663	88,306	32,651	52,952	46,501	29,387
Membership interests redeemed	(42,193)	(56,655)	(46,041)	(91,777)	(59,298)	(97,721)	(38,406)	(74,790)

Net increase (decrease)	(2,376)	10,147	(29,378)	(3,471)	(26,647)	(44,769)	8,095	(45,403)

	Dow® Target 5 Portfolios				Dow® Target 5 Portfolios
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	Year Ended December 31,				Year Ended December 31,
	2010	2009	2010	2009	2010	2009	2010	2009

Membership interests issued on sales	8,456	31,178	9,676	36,077	6,713	37,637	8,825	11,319
Membership interests redeemed	(38,290)	(100,169)	(30,586)	(60,860)	(19,610)	(42,899)	(27,579)	(68,028)

Net increase (decrease)	(29,834)	(68,991)	(20,910)	(24,783)	(12,897)	(5,262)	(18,754)	(56,709)

(7)	Subsequent Events

At a meeting held on February 10, 2011, the Fund’s Board of Managers approved the Plan of Liquidation, which provides for the liquidation of The Dow® Target Variable Fund LLC and each of its Portfolios, pending member and contract owner approval. The Fund has designated February 14, 2011 as the record date to determine the members, and variable annuity contract owners, eligible to vote on the Plan of Liquidation. A special meeting of the members of each Portfolio will be held April 4, 2011 for the purpose of submitting the Plan of Liquidation to the members of each Portfolio for their approval.

Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements, and there are no additional subsequent events to report.

The Dow® Target Variable Fund LLC

 Report of Independent Registered Public Accounting Firm

The Board of Managers and Shareholders
  The Dow® Target Variable Fund LLC:

We have audited the accompanying statements of assets and liabilities of Dow® Target 10 First Quarter Portfolio, Dow® Target 10 Second Quarter Portfolio, Dow® Target 10 Third Quarter Portfolio, Dow® Target 10 Fourth Quarter Portfolio, Dow® Target 5 First Quarter Portfolio, Dow® Target 5 Second Quarter Portfolio, Dow® Target 5 Third Quarter Portfolio and Dow® Target 5 Fourth Quarter Portfolio (each a Portfolio and collectively, the Portfolios, of The Dow® Target Variable Fund LLC), including the schedules of investments, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 18, 2011

The Dow® Target Variable Fund LLC

Additional Information (Unaudited)	December 31, 2010

(1)	Review and Approval of Advisory and Sub-Advisory Agreements

Prior to October 12, 2010, First Trust Advisors L.P. (“First Trust”), the Sub-Adviser for the Fund’s Portfolios, had one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. First Trust was, thus, controlled by Grace Partners and The Charger Corporation. The Charger Corporation was an Illinois corporation controlled by the Robert Donald Van Kampen family. On August 24, 2010, members of the Robert Donald Van Kampen family entered into a stock purchase agreement to sell 100% of the common stock of The Charger Corporation to Jim Bowen, the President of First Trust (the “Transaction”).

The consummation of the Transaction on October 12, 2010 was deemed to be an “assignment”, as defined in the Investment Company Act of 1940 (the “40 Act”), of the sub-advisory agreement between First Trust and ONI, the Fund’s adviser (the“Adviser”), with respect to the Portfolios. The Transaction resulted in the automatic termination of the former sub-advisory agreement for the Portfolios. Pursuant to an Exemptive Order received from the Securities and Exchange Commission (“SEC”), ONI may change sub-advisers or hire new sub-advisers for the Fund’s portfolios without obtaining shareholder approval if the sub-advisers are not affiliates of ONI.

Therefore, at a meeting held on September 22, 2010, in advance of the consummation of the Transaction, the Fund’s Board of Managers (the “Board” or “the Managers”) approved the new sub-advisory agreement for all of the Fund’s Portfolios. In evaluating the new sub-advisory agreement, the Board considered that they have generally been satisfied with the nature and quality of the services provided to the Portfolios by First Trust and that the Portfolios would be best served by an arrangement that appears likely to maintain the continuity and stability of the provider of these services. They noted that the Portfolios are each based on a quantitative model that has fallen out of favor with the market, and that because the Portfolios are not actively managed, their performance does not reflect poorly on the sub-adviser, but is a function of the effectiveness of the model. In unanimously determining to approve the new sub-advisory agreement, the Board concluded that the terms of the Agreement were fair and reasonable and that approval was in the best interests of each Portfolio and its shareholders. In reaching this determination, the Board considered, in addition to the factors discussed above, the following factors, among others: (1) that the consummation of the Transaction would be deemed to be an assignment of the existing sub-advisory agreement, as defined by the 40 Act; (2) that First Trust’s management team and key investment personnel would remain in place after the Transaction; (3) that the new sub-advisory agreement would be the same in all material respects as the existing sub-advisory agreement with First Trust; (4) that the advisory and sub-advisory fees, including breakpoints, would remain the same; and (5) that it was expected that First Trust would be able to maintain the current level and quality of Portfolio services, with which the Board continued to be satisfied.

At a meeting held on November 11, 2010, the Board of Managers, including a majority of the Managers who are not “interested persons” of the Fund (the “Independent Managers”), approved the continuation of the Investment Advisory Agreement with ONI (the “Adviser”) and the Sub-Advisory Agreement with the Sub-Adviser for each of the Portfolios identified below. The Independent Managers were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements.

The Managers noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the Sub-Adviser, which has day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios. They also noted that the Adviser reports to the Fund’s Board on its analysis of the Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Adviser will add or remove the Sub-Adviser from a watchlist that it maintains. Watchlist criteria include, for example: (a) fund performance over various time periods; (b) fund risk issues, such as changes in key personnel involved with fund management or changes in investment philosophy or process; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Sub-Adviser.

In considering the Investment Advisory and Sub-Advisory Agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Adviser, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date through September 30, 2010, (2) comparative performance, advisory fee and expense information for a peer group of funds in the respective Portfolio’s Morningstar Category (a “Morningstar Peer Group”); (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Adviser for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios; (5) comparative data regarding the total expenses of each Portfolio; (6) profitability analyses for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Adviser, as applicable. The Managers also took into account information on the services provided by the Adviser and the Sub-Adviser and performance, fee and expense information regarding each Portfolio provided to them periodically throughout the year. They also met with an independent consultant to review the relative performance of each Portfolio, as compared with its benchmark(s) and peers, and in particular discussed those Portfolios that were on the watchlist.

(continued)

The Dow® Target Variable Fund LLC

Additional Information (Unaudited) (Continued)	December 31, 2010

The Independent Managers were assisted by experienced independent legal counsel throughout the contract review process. They discussed the proposed continuances in private session with such counsel at which no representatives of management, the Adviser or the Sub-Adviser were present. The Independent Managers relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Independent Managers were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Manager may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory and Sub-Advisory Agreements.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Managers took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Managers considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios. The quality of administrative and other services, including the Adviser’s role in monitoring the performance of the Sub-Adviser, also was considered. The Managers also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board.

For each Portfolio, the Board considered similar criteria for the Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by the Sub-Adviser. In addition to the criteria used to review the Adviser, the Managers reviewed biographical information on the Sub-Adviser’s portfolio management and other professional staff, and the Sub-Adviser’s brokerage practices. The Managers also reviewed the performance record of each Portfolio managed by the Sub-Adviser. The Board also considered the quality of the Sub-Adviser’s compliance program as it relates to the Portfolios. It was the Managers’ conclusion that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.

Investment Performance

A representative of the Adviser reviewed with the Managers each Portfolio’s performance year-to-date and for the 1-, 3- and 5-year periods ended September 30, 2010, as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). The Board noted that on a quarterly basis it receives a report from an independent consultant with detailed information about each Portfolio’s performance results and investment strategies. The Board also receives a report from the consultant on those portfolios that the consultant has identified as underperforming. The Board also considered the Adviser’s effectiveness in monitoring the performance of the Sub-Adviser and the Adviser’s timeliness in responding to performance issues. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses

The Board considered the advisory fee for each Portfolio, as well as the fee’s difference from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group.

The Board also considered the fees paid to the Sub-Adviser. The Board relied to a degree on the Adviser’s negotiation of the Sub-Advisory Agreement on an arm’s-length basis. Additionally, the Board considered the fees charged by the Adviser and Sub-Adviser to their separately managed accounts and other accounts other than the Portfolios and had no concerns with those rates relative to the fees charged to the Portfolio. The Managers also recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Profitability

The Board considered the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Managers noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Sub-Adviser. The Managers took into account the fact that the Adviser is contractually obligated to reimburse each Portfolio for certain of its expenses should they exceed a specified amount. Additionally, the Managers acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in appropriately allocating the Adviser’s expenses across the Portfolios.

(continued)

The Dow® Target Variable Fund LLC

Additional Information (Unaudited) (Continued)	December 31, 2010

The Board also considered the reasonableness of the sub-advisory fees paid by the Adviser to the Sub-Adviser. The Managers relied on the ability of the Adviser to negotiate the terms of the Sub-Advisory Agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with the Sub-Adviser. Accordingly, the cost of services provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the applicable Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Adviser was not a material factor in the Board’s deliberations.

Economies of Scale

The Managers noted that the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Managers also noted that a Portfolio would realize additional economies of scale if the Portfolio’s assets increase over time proportionately more than certain other expenses. The Managers took into account that many of the Portfolios had relatively few assets under management. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio is likely to benefit from economies of scale as the Portfolio’s assets increase.

Portfolio-by-Portfolio Analysis

In addition to the foregoing, the Managers considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance, fees, and expenses. The performance data described below for each Portfolio is for periods ending September 30, 2010, and the advisory fee and expense data described below is through August 31, 2010 for a Portfolio’s Morningstar Peer Group.

Dow® Target 10 — First Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio significantly outperformed its benchmark index and peer group average for the year-to-date and 1-year periods, but trailed both for the 3-year period. The Board considered that the Portfolio is based on a quantitative model that had fallen out of favor with the market, but has been performing better recently. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect on the Adviser, but is a function of the effectiveness of the model. The Managers also noted that the expense ratio for the Portfolio was above average. They focused, however, on the fact that advisory fees for the Portfolio were below average, emphasizing that this was the more important comparison. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Dow® Target 10 — Second Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio significantly outperformed its benchmark index and peer group average for the year-to-date and 1-year periods, but trailed both for the 3-year period. The Board considered that the Portfolio is based on a quantitative model that had fallen out of favor with the market, but has been performing better recently. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect on the Adviser, but is a function of the effectiveness of the model. The Managers also noted that the expense ratio for the Portfolio was above average. They focused, however, on the fact that advisory fees for the Portfolio were below average, emphasizing that this was the more important comparison. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Dow® Target 10 — Third Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio significantly outperformed its benchmark index and peer group average for the year-to-date and 1-year periods, but trailed both for the 3-year period. The Board considered that the Portfolio is based on a quantitative model that had fallen out of favor with the market, but has been performing better recently. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect on the Adviser, but is a function of the effectiveness of the model. The Managers also noted that the expense ratio for the Portfolio was above average. They focused, however, on the fact that advisory fees for the Portfolio were below average, emphasizing that this was the more important comparison. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Dow® Target 10 — Fourth Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio significantly outperformed its benchmark index and peer group average for the year-to-date and 1-year periods, and underperformed its benchmark for the 3- and 5-year periods. The Board considered that the Portfolio is based on a quantitative model that had fallen

(continued)

The Dow® Target Variable Fund LLC

Additional Information (Unaudited) (Continued)	December 31, 2010

out of favor with the market, but has been performing better recently. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect on the Adviser, but is a function of the effectiveness of the model. The Managers also noted that the expense ratio for the Portfolio was above average. They focused, however, on the fact that advisory fees for the Portfolio were below average, emphasizing that this was the more important comparison. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Dow® Target 5 — First Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio outperformed its benchmark index year-to-date and its peer group average for the year-to-date and 1-year periods, but significantly trailed both for the 3-year period. The Board considered that the Portfolio is based on a quantitative model that had fallen out of favor with the market, but has been performing better recently. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect on the Adviser, but is a function of the effectiveness of the model. The Managers also noted that the expense ratio for the Portfolio was above average. They focused, however, on the fact that advisory fees for the Portfolio were below average, emphasizing that this was the more important comparison. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Dow® Target 5 — Second Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio significantly outperformed its benchmark index and peer group average for the year-to-date and 1-year periods, but significantly trailed both for the 3-year period. The Board considered that the Portfolio is based on a quantitative model that had fallen out of favor with the market, but has been performing better recently. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect on the Adviser, but is a function of the effectiveness of the model. The Managers also noted that the expense ratio for the Portfolio was above average. They focused, however, on the fact that advisory fees for the Portfolio were below average, emphasizing that this was the more important comparison. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Dow® Target 5 — Third Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio significantly outperformed its benchmark index and peer group average for the year-to-date and 1-year periods, but significantly trailed both for the 3- and 5-year periods. The Board considered that the Portfolio is based on a quantitative model that had fallen out of favor with the market, but has been performing better recently. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect on the Adviser, but is a function of the effectiveness of the model. The Managers also noted that the expense ratio for the Portfolio was above average. They focused, however, on the fact that advisory fees for the Portfolio were below average, emphasizing that this was the more important comparison. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Dow® Target 5 — Fourth Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio outperformed its benchmark index and peer group average for the year-to-date and 1-year periods, but significantly trailed both for the 3-year period. The Board considered that the Portfolio is based on a quantitative model that had fallen out of favor with the market, but has been performing better recently. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect on the Adviser, but is a function of the effectiveness of the model. The Managers also noted that the expense ratio for the Portfolio was above average. They focused, however, on the fact that advisory fees for the Portfolio were below average, emphasizing that this was the more important comparison. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

After consideration of the foregoing, the Board reached the following conclusions regarding the Investment Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Adviser had demonstrated that they possessed the capability and resources to perform the duties required of them under the Investment Advisory and Sub-Advisory Agreement, respectively; (b) the investment philosophy, strategies and techniques of the Sub-Adviser were appropriate for pursuing the applicable Portfolio’s investment objective; (c) the Sub-Adviser was likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Adviser maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Manager not necessarily attributing the same weight to each factor, the Managers unanimously concluded that approval of the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement was in the best interests of each Portfolio and its shareholders. Accordingly, the Board, including a majority of the Independent Managers, voted to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement for each Portfolio.

(continued)

The Dow® Target Variable Fund LLC

Additional Information (Unaudited) (Continued)	December 31, 2010

(2)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract and allocating payments to Fund Portfolios available through separate accounts. The separate accounts of ONLIC are the holders of all membership interests of the Fund.

As a holder of the Fund’s membership interests, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate accounts and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2010 and held through December 31, 2010.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

	Beginning	Ending		Expense Ratio
	Investment	Investment	Expense Paid	During Period
	Value	Value	During Period*	7/1/2010 – 12/31/2010
Portfolio	7/1/2010	12/31/2010	7/1/2010 – 12/31/2010	(Annualized)

Dow® Target 10 — First Quarter	$1,000.00	$1,236.39	$6.82	1.21%
Dow® Target 10 — Second Quarter	1,000.00	1,240.64	6.78	1.20%
Dow® Target 10 — Third Quarter	1,000.00	1,237.58	7.05	1.25%
Dow® Target 10 — Fourth Quarter	1,000.00	1,252.99	7.21	1.27%
Dow® Target 5 — First Quarter	1,000.00	1,186.67	7.77	1.41%
Dow® Target 5 — Second Quarter	1,000.00	1,204.34	7.83	1.41%
Dow® Target 5 — Third Quarter	1,000.00	1,283.55	8.58	1.49%
Dow® Target 5 — Fourth Quarter	1,000.00	1,238.81	8.01	1.42%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending		Expense Ratio
	Investment	Investment	Expense Paid	During Period
	Value	Value	During Period*	7/1/2010 – 12/31/2010
Portfolio	7/1/2010	12/31/2010	7/1/2010 – 12/31/2010	(Annualized)

Dow® Target 10 — First Quarter	$1,000.00	$1,019.11	$6.16	1.21%
Dow® Target 10 — Second Quarter	1,000.00	1,019.16	6.11	1.20%
Dow® Target 10 — Third Quarter	1,000.00	1,018.90	6.36	1.25%
Dow® Target 10 — Fourth Quarter	1,000.00	1,018.80	6.46	1.27%
Dow® Target 5 — First Quarter	1,000.00	1,018.10	7.17	1.41%
Dow® Target 5 — Second Quarter	1,000.00	1,018.10	7.17	1.41%
Dow® Target 5 — Third Quarter	1,000.00	1,017.69	7.58	1.49%
Dow® Target 5 — Fourth Quarter	1,000.00	1,018.05	7.22	1.42%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

(continued)

The Dow® Target Variable Fund LLC

Additional Information (Unaudited) (Continued)	December 31, 2010

“Dow Jones Industrial Averagesm”, “DJIAsm”, “Dow Industrialssm”, and “The Dow®” are service marks or trademarks of Dow Jones & Company, Inc. (“Dow Jones”) and have been licensed for uses for certain purposes by First Trust, ONI and the Fund. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the Fund’s unit owners or any member of the public regarding the advisability of purchasing the Fund. Dow Jones’ only relationship to the Fund, ONLIC, ONI or First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of ONLIC, ONI, First Trust or variable annuity owners into consideration in determining, composing or calculating the Dow. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the Fund, including the pricing of Fund interests or the amount payable under variable contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the Fund or any variable annuity contracts.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW OR ANY DATA INCLUDED THEREIN, AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, ONI, ONLIC, VARIABLE ANNUITY OWNERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGEsm OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND FIRST TRUST, ONI, AND/OR ONLIC.

The Dow® Target Variable Fund LLC

Information about Managers and Officers (Unaudited)	December 31, 2010

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Manager	Fund Complex*	Directorships During Past Five Years

Independent Managers
James E. Bushman 100 W. Rivercenter Boulevard, 2C Covington, Kentucky	66	Manager, Chairman of Audit Committee and Member of Independent Managers Committee	Since March 2000	32	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company (1998-2008), Air Transport Services Group, Inc., The Littleford Group, Inc. (1984-2010), Hilltop Basic Resources, Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital, and The University of Cincinnati Foundation.

George M. Vredeveld University of Cincinnati Economic Center for Education & Research 90 W. Daniels Cincinnati, Ohio	68	Lead Independent Manager, Member of Audit and Independent Managers Committees	Since October 1998	32	Alpaugh Professor of Economics: University of Cincinnati; President: Economics Center for Education & Research.

John I. Von Lehman 10 Creek Side Drive Cincinnati, Ohio	58	Manager, Member of Audit and Independent Managers Committees	Since August 2007	32	Former Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director, Audit Committee and Corporate Governance Committee Member: American Financial Group, Inc.; Finance Committee and Investment Committee member: Life Enriching Communities; Investment Committee: Xavier University Foundation.

Interested Manager
John J. Palmer 2283 E. Sentry Ridge Ct. Tucson, Arizona	71	Chairman and Manager	Since October 1998	32	Insurance industry consultant (April 2010 to present), Director: NSLA and Fiduciary Capital Management, Inc. (Ohio National-affiliated companies); Director: Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera. Prior to March 2010, was President of the Fund, Director and Vice Chairman of ONLIC; Prior to May 2010 was President and CEO of NSLA, Director of ONI and various other Ohio National-affiliated companies.

Officers
Christopher A. Carlson One Financial Way Cincinnati, Ohio	51	President	Since March 2000	32	Executive Vice President and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies. Prior to March 2010, was Vice President of the Fund.

Thomas A. Barefield One Financial Way Cincinnati, Ohio	57	Vice President	Since October 1998	32	Executive Vice President and Chief Marketing Officer — Institutional Sales: ONLIC; Director and Vice President — Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

Dennis R. Taney One Financial Way Cincinnati, Ohio	63	Chief Compliance Officer	Since August 2004	32	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC, ONI, NSLA, and other Ohio National-affiliated companies.

R. Todd Brockman One Financial Way Cincinnati, Ohio	42	Treasurer	Since August 2004	32	Second Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	36	Secretary	Since March 2005	32	Prior to August 2007 was Assistant Secretary, Senior Associate Counsel: ONLIC; Secretary: ONI and Suffolk; Assistant Secretary of various other Ohio National-affiliated companies.

(continued)

The Dow® Target Variable Fund LLC

Information about Managers and Officers (Unaudited) (Continued)	December 31, 2010

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Manager	Fund Complex*	Directorships During Past Five Years

Catherine E. Gehr One Financial Way Cincinnati, Ohio	38	Assistant Treasurer	Since March 2005	32	Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI.
Katherine L. Carter One Financial Way Cincinnati, Ohio	31	Assistant Secretary	Since August 2007	32	Assistant Counsel: ONLIC; Prior to July 2007 was Compliance Officer with Fifth Third Securities, Inc.

*	The Fund Complex is defined as Ohio National Fund, Inc. and The Dow® Target Variable Fund LLC.

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The Dow® Target Variable Fund LLC
P.O. Box 371
Cincinnati, Ohio 45201
Form 8599 Rev. 2-11

Item 2. Code Of Ethics.
As of the end of the period covered by this report, The Dow® Target Variable Fund (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. A copy of this Code of Ethics is filed as an exhibit to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Managers has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. James E. Bushman. Mr. Bushman is independent for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees And Services.
The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.
(a)	Audit Fees.
Fiscal year ended December 31, 2010: $19,800

Fiscal year ended December 31, 2009: $19,800
(b)	Audit-Related Fees.
Professional services rendered in connection with the consent on the Fund’s N1A filing.

Fiscal year ended December 31, 2010: $4,750

Fiscal year ended December 31, 2009: $4,600
(c)	Tax Fees. None.

(d)	All Other Fees. None.
(e)	(1) Audit Committee Pre-Approval Policies and Procedures:
The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.
(e)	(2) Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:
During the fiscal years ended December 31, 2010 and 2009, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.
(f)	Not applicable.

(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.
Item 5. Audit Committee Of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.
Not Applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Managers.
Item 11. Controls and Procedures.
(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
The Dow® Target Variable Fund LLC

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
The Dow® Target Variable Fund LLC

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
March 9, 2011

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
March 9, 2011